     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998


                                                               FILE NO. 33-84942
                                                                        811-8808
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER


               THE SECURITIES ACT OF 1933                                [X]
               Post-Effective Amendment No. 2                            [X]
                                          and


            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]


               Amendment No. 5                                           [X]


                                  THE EXPLORER
                              INSTITUTIONAL TRUST

      (Exact Name of Registrant as Specified in the Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)

                             Ronald A. Nyberg, Esq.
            Executive Vice President, General Counsel and Secretary
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606

                                 (312) 407-0700


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable following effectiveness of this Registration Statement.

     It is proposed that this filing will become effective: (check appropriate box)


          [X] immediately upon filing pursuant to paragraph (b)



          [ ] on (date) pursuant to paragraph (b)


          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate check the following:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.


================================================================================

                        THE EXPLORER INSTITUTIONAL TRUST

                             CROSS REFERENCE SHEET

                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)

            ITEM NUMBER OF                                  LOCATION OR CAPTION
              FORM N-1A                                        IN PROSPECTUS
            --------------                                  -------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS

Item 1.   Cover Page..................  Cover Page

Item 2.   Synopsis....................  SUMMARY OF FUND EXPENSES

Item 3.   Condensed Financial
            Information...............  FINANCIAL HIGHLIGHTS
Item 4.   General Description of
            Registrant................  THE FUNDS' INVESTMENT OBJECTIVES; HOW THE FUNDS SEEK THEIR
                                        INVESTMENT OBJECTIVES; ORGANIZATION
Item 5.   Management of the
            Fund......................  HOW THE FUNDS ARE MANAGED; SHAREHOLDER SERVICES
Item 6.   Capital Stock and Other
            Securities................  ORGANIZATION; DISTRIBUTIONS AND TAXES
Item 7.   Purchase of Securities
            Being Offered.............  HOW TO BUY SHARES; HOW THE FUNDS VALUE THEIR SHARES;
                                        SHAREHOLDER SERVICES
Item 8.   Redemption or
            Repurchase................  HOW TO SELL SHARES; HOW THE FUNDS VALUE THEIR SHARES
Item 9.   Pending Legal
            Proceedings...............  Not Applicable

                                                            LOCATION OR CAPTION
            ITEM NUMBER OF                                    IN STATEMENT OF
              FORM N-1A                                   ADDITIONAL INFORMATION
            --------------                                ----------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.  Cover Page..................  Cover Page
Item 11.  Table of Contents...........  Table of Contents
Item 12.  General Information
            and History...............  The Funds and the Trust
Item 13.  Investment Objectives
            and Policies..............  Investment Policies and Restrictions; Income Securities;
                                        Investment Practices
Item 14.  Management of the
            Fund......................  Trustees and Officers
Item 15.  Control Persons and
            Principal Holders of
            Securities................  The Funds and the Trust; Trustees and Officers
Item 16.  Investment Advisory and
            Other Services............  Contained in Prospectus under captions: HOW THE FUNDS ARE
                                        MANAGED; Legal Counsel; Investment Advisory and Other
                                        Services; Trustees and Officers; The Distributor; Notes to
                                        Financial Statements
Item 17.  Brokerage Allocation and
            Other Practices...........  Portfolio Transactions and Brokerage Allocation
Item 18.  Capital Stock and
            Other Securities..........  The Funds and the Trust
Item 19.  Purchase, Redemption
            and Pricing of
            Securities Being
            Offered...................  How to Buy Shares; How to Sell Shares, Shareholder
                                        Services; Contained in Prospectus under captions: HOW TO
                                        BUY SHARES; HOW TO SELL SHARES; HOW THE FUNDS VALUE THEIR
                                        SHARES
Item 20.  Tax Status..................  Taxation; How to Buy Shares; Contained in Prospectus under caption: HOW TO BUY SHARES
Item 21.  Underwriters................  The Distributor; Notes to Financial Statements
Item 22.  Calculations of
            Performance Data..........  Performance Information; Contained in Prospectus under caption: FUND PERFORMANCE
Item 23.  Financial Statements........  Report of Independent Accountants; Financial Statements;
                                        Notes to Financial Statements; Trustees and Officers

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                        EXPLORER
                        INSTITUTIONAL
                        FUNDS(SM)

      - Active Core Fund

      - Limited Duration Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

PROSPECTUS
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


April 30, 1998

The Explorer Institutional Trust (the "Trust") is a professionally managed no-load, open-end management investment company consisting of two separate investment portfolios ("Funds" or "Explorer Institutional FundsSM"), each with its own investment objective and policies.

The Trust is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen American Capital Management, Inc. (the "Adviser"), the investment adviser to the Funds. The two Explorer Institutional FundsSM are the Explorer Institutional Active Core Fund ("Active Core Fund") and the Explorer Institutional Limited Duration Fund ("Limited Duration Fund").

In managing the Funds, the Adviser seeks to enhance total return as compared to an unmanaged portfolio of income securities by identifying value and opportunity through extensive market, quantitative and credit research, identifying and taking advantage of market inefficiencies and, within a well defined portfolio duration range for each respective Fund, adjusting duration from time to time based on the Adviser's view of market conditions.


Additional information about the Trust and the Funds is contained in a Statement of Additional Information dated April 30, 1998, a copy of which has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related Trust materials at the SEC's internet web site
(http://www.sec.gov), or may be obtained without charge by calling:
1-800-822-3699.


This Prospectus, which incorporates by reference the entire Statement of Additional Information, concisely sets forth certain information about the Trust and the Funds that a prospective shareholder should know before investing. Shareholders should read this Prospectus carefully and retain it for future reference.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses

Maximum sales load imposed on purchases.....................  None
Maximum sales load imposed on reinvested dividends..........  None
Deferred sales load.........................................  None
Redemption fees.............................................  None
Exchange fees...............................................  None

Annual Fund Operating Expenses
(as a percentage of average daily net assets)


                                                              ACTIVE CORE FUND       LIMITED DURATION FUND
                                                              ----------------       ---------------------
Management Fees.............................................       0.00%                 0.00%
Other expenses(1)...........................................       0.40%                 0.40%
Total(1)....................................................       0.40%                 0.40%


---------------

(1) The Adviser has agreed to waive fees or reimburse certain expenses of each Fund such that the respective Fund's management fees and certain other expenses do not exceed 0.40% per annum. See "How the Funds are Managed." Other expenses and Total expenses for the period ended December 31, 1997 each were 2.01% and 1.86% for the Active Core Fund and Limited Duration Fund, respectively, before giving effect to such agreement.


Example

A $1,000 investment would have the following transaction costs and operating expenses assuming a 5% annual return and reinvestment of all dividends and distributions. This example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


                                                              ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
                                                              --------       -----------       ----------       ---------
Active Core Fund............................................     $4              $13              $22              $51
Limited Duration Fund.......................................     $4              $13              $22              $51


Expenses are one of several factors to consider when you invest in a Fund. The expense summary format above is used by all mutual funds and is provided here to help you make your investment decision.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of each Fund outstanding throughout the period indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for the period indicated and their report thereon appears in the Trust's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the related Statement of Additional Information.


                                                            ACTIVE CORE FUND                      LIMITED DURATION FUND
                                                  -------------------------------------   -------------------------------------
                                                                     APRIL 23, 1996                          APRIL 23, 1996
                                                   YEAR ENDED       (COMMENCEMENT OF       YEAR ENDED       (COMMENCEMENT OF
                                                  DECEMBER 31,   INVESTMENT OPERATIONS)   DECEMBER 31,   INVESTMENT OPERATIONS)
                                                      1997        TO DECEMBER 31, 1996        1997        TO DECEMBER 31, 1996
                                                  ------------   ----------------------   ------------   ----------------------
Net Asset Value, Beginning of the Period........    $10.085             $10.000             $10.019             $10.000
                                                    -------             -------             -------             -------
  Net Investment Income.........................      0.626                .409               0.574                .386
  Net Realized and Unrealized Gain..............      0.249                .095               0.036                .019
                                                    -------             -------             -------             -------
Total from Investment Operations................      0.875                .504               0.610                .405
                                                    -------             -------             -------             -------
Less:
  Distributions From Net Investment Income......      0.626                .409               0.574                .386
  Distributions From Net Realized Gain..........      0.163                .010               0.018                  --
                                                    -------             -------             -------             -------
Total Distributions.............................      0.789                .419               0.592                .386
                                                    -------             -------             -------             -------
Net Asset Value, End of the Period..............    $10.171             $10.085             $10.037             $10.019
                                                    =======             =======             =======             =======
Total Return*...................................      8.93%               5.20%**             6.29%               4.14%**
Net Assets at End of Period (In millions).......    $   4.9             $   5.6             $   8.2             $   9.8
Ratio of Expenses to Average Net Assets*(a).....      0.60%               0.40%               0.56%               0.40%
Ratio of Net Investment Income to Average Net
  Assets*.......................................      6.19%               5.98%               5.74%               5.68%
Portfolio Turnover..............................       109%                 84%**               41%                 16%**


 * If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:


Ratio of Expenses to Average Net Assets(a)......      2.01%               1.81%               1.86%               1.40%
Ratio of Net Investment Income to Average Net
  Assets........................................      4.78%               4.57%               4.59%               4.68%



(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.20% and 0.16% for the year ended December 31, 1997 for Active Core Fund and Limited Duration Fund, respectively.


** Non-Annualized

                  See Financial Statements and Notes Thereto.

THE FUNDS' INVESTMENT OBJECTIVES

  The Trust is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen American Capital Management, Inc., the investment adviser to the Funds. The Trust currently consists of two separate Funds, each of which is registered as a diversified, open-end management investment company. Additional Funds may be added in the future.

  Each Fund has its own investment objective. The investment objective of the Active Core Fund is to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. The investment objective of the Limited Duration Fund is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term income securities of U.S. issuers, consistent with preservation of capital. These objectives are fundamental and cannot be changed without shareholder approval. Total return includes income together with realized and unrealized capital appreciation or depreciation. U.S. issuers include the U.S. Government, states and territories of the United States, agencies, instrumentalities and other political subdivisions of any of the above and corporations, partnerships, trusts and other organizations and entities. There are market risks inherent in all securities investments and there can be no assurance that the Funds will achieve their objectives.

HOW THE FUNDS SEEK THEIR INVESTMENT OBJECTIVES


  Each Fund will seek to achieve its investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of income securities. For a discussion of the various types of income securities in which the Funds may invest, see "Income Securities" below. The Funds differ primarily in the length of their portfolio duration. For a discussion of the concept of duration, see "Duration" below. The Funds will not invest in income securities rated at the time of investment below investment grade. Investment grade rated securities are securities rated in one of the four highest rating categories by at least one nationally recognized rating organization, such as Standard and Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). For a description of S&P and Moody's ratings, see the Statement of Additional Information. Each Fund will invest at least 75% of its assets in securities rated AA/Aa or higher.


  ACTIVE CORE FUND. The Active Core Fund invests substantially all of its assets in a diversified portfolio of investment grade income securities having various maturities and will maintain a portfolio duration of three to six years. The Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. The Active Core Fund will not invest in securities rated below BBB/Baa. The Fund may not invest in securities of foreign issuers.

  LIMITED DURATION FUND. The Limited Duration Fund invests substantially all of its assets in a diversified portfolio of investment grade income securities having various maturities and will maintain a portfolio duration of one to three years. The Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. The Limited Duration Fund will not invest in securities rated below
A. The Fund may not invest in securities of foreign issuers. The total return of the Limited Duration Fund is expected to exhibit less volatility than that of the Active Core Fund because its duration will be shorter while its other investment policies are similar to those of the Active Core Fund.

  DURATION. Duration is a measure of the expected life of an income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is an important criteria used by the Adviser in portfolio selection for the Funds.

  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in interest rates.

  Traditionally, a debt security's "term to maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of an income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For an income security with interest payments occurring prior to the payment of principal, duration is less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is frequently 30 years, but prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, in determining portfolio duration the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

  The change in market value of investment grade income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of an income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

  PORTFOLIO CREDIT QUALITY. Each Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category.

  The Active Core Fund may invest in securities rated in the fourth highest rating category by a nationally recognized rating organization (e.g., BBB by S&P or Baa by Moody's). Securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Whereas in S&P's view such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories. Securities rated Baa are regarded by Moody's as medium grade obligations (i.e. neither highly protected nor poorly secured). In Moody's view, interest payments and principal security for such securities appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  The Limited Duration Fund may invest in securities rated in the third highest rating category by a nationally recognized rating organization (e.g. A by S&P or Moody's). Securities rated A by S&P are regarded by S&P as having a strong capacity to pay interest and repay principal although they are in S&P's view somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher rated securities. Securities rated A by Moody's in Moody's view possess many favorable investment attributes and are considered by Moody's as upper medium grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  The percentage of a Fund's assets invested in securities in a particular rating category will vary from time to time.


  INCOME SECURITIES. Each Fund will invest substantially all of its total assets in U.S. dollar denominated income securities of U.S. issuers. Income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); mortgage and other asset-backed securities; corporate debt securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; and other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements. The Funds will not invest in securities of foreign issuers. Prior to investing in any category of instruments not identified in this Prospectus, the Funds intend to revise this Prospectus to identify such categories. Certain of the Funds' investments may be considered derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict.


  U.S. Government Securities. U.S. Government Securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. Government securities generally are lower than yields available from most other types of income securities having comparable duration. U.S. Government Securities include (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by: (a) the full faith and credit of the U.S. Government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. Government to purchase obligations of the Agencies or (d) the credit of the Agencies; (3) certain real estate mortgage investment conduits, certain collateralized mortgage obligations and other mortgage-backed securities and (4) "when-issued" commitments relating to the foregoing.

  Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal payments are made more frequently and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity and duration of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in interest rates; however, mortgage-backed securities may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tend to accelerate during periods of declining interest rates. When mortgage loans underlying mortgage-backed securities held by a Fund are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected to the extent that prepayments must be reinvested in securities which have lower yields.

  Mortgage-backed securities may be structured with various classes of holders that can receive different proportions of the interest and principal distributions from the same pool of underlying mortgage assets. The yield to maturity, duration and market value of such classes may be substantially more sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in certain of these securities even if held to final maturity. A more complete description of mortgage-backed securities is contained in the Statement of Additional Information.

  Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities and multiclass pass-through securities, which are equity interests in a trust composed of mortgage assets. Payments of principal and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways, some of which bear substantially more risk than others.

  Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets, primarily automobile and credit card receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.

  Corporate Income Securities. Corporate income securities in which a Fund may invest include adjustable and fixed rate bonds, debentures and notes and will generally be unsecured. A Fund may also invest in income securities with floating or variable rates of interest.

  Zero-Coupon Securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value.

  Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal components of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

  Premium Securities. A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Similarly, the Fund generally will recognize a capital loss in the event that such securities are held to maturity.

  Adjustable and Floating Rate Securities. Adjustable and floating rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. Adjustable and floating rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields. The Funds will not invest in "inverse-floaters" (securities whose coupon rates vary inversely with changes in market rates of interest).

  CERTAIN INVESTMENT PRACTICES. In connection with the investment policies described above, the Funds may also purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase agreements and, for cash management purposes only, enter into reverse repurchase agreements and borrow money from banks, in each case subject to the limitations set forth below. Certain of these investment practices involve special risks.

  The Funds may purchase and sell securities on a "when issued" and "delayed delivery" basis. A Fund accrues no income on purchases of such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. A Fund will engage in when issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


  A Fund may enter into repurchase agreements whereby the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the purchase amount and resale amount is accrued as interest in the Fund's net income. Failure of the seller to repurchase the securities may cause losses for a Fund. Thus, a Fund must consider the credit-worthiness of such party. In the event of default by such party, a Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest.


  Each Fund may borrow money from banks for temporary emergency purposes only (such as meeting share redemption requests), although no Fund expects to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used.


  A Fund generally will not invest more than 15% of its total assets in repurchase agreements with a maturity of seven days or more.


  As a matter of fundamental policy that may not be changed without shareholder approval, the Funds may not sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options for risk management, hedging or any other purpose.


  Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds may invest which, in turn, may adversely affect the respective net asset values of the Funds.


HOW TO BUY SHARES

  Shares of each Fund are offered at a price equal to net asset value per share, without a sales charge. The minimum initial investment is $500,000. The minimum subsequent investment is $25,000.

  The Funds offer their shares to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor receives no compensation for this service. The Adviser may compensate the Distributor's registered representatives for sales of shares of the Funds out of its own assets, not out of the assets of the Funds.

  Investments may be made either by wire transfer or by mail as follows:

  (1) By Wire. Explorer Institutional FundsSM will accept investments by wire. An investor must first telephone the Explorer Institutional FundsSM at 1-800-822-3699 and, in the case of initial investments, provide the account registration, address, tax identification number, the Fund in which the investment is being made, and the amount being wired. Investors will then be assigned an account number and should instruct their bank or broker to wire federal funds to ACCESS Investor Services, Inc., Re: the Explorer Institutional FundsSM for further credit to Account ________ Name __________, Account Number ________. Investors will be responsible for the charges, if any, that the bank, broker, dealer or financial intermediary may make to handle the wire transfer. A completed Account Application must then be forwarded to the Explorer Institutional FundsSM. Subsequent investments by wire may be made by instructing a bank or broker to wire the specified amount in accordance with the above instructions. Please call to advise the Explorer Institutional FundsSM before wiring monies.

      Investments made by federal funds wire (up to ten million dollars) received prior to 12:00 p.m. Eastern time will be invested at the next determined net asset value and begin receiving dividends on that day. Investments made by federal funds wire received after 12:00 p.m. Eastern time will be invested at the next determined net asset value and begin receiving dividends on the next business day.

  (2) By Mail. The Explorer Institutional FundsSM will also accept investments by mail. Investments by mail may be made by sending a check payable to "Explorer Institutional FundsSM" and identifying the Fund in which such investment is being made. A completed Account Application, indicating the Fund in which the investment is being made, must accompany the check in the case of initial investments. Checks and applications should be mailed to the transfer agent of the Explorer Institutional FundsSM, ACCESS Investor Services, Inc., Explorer Institutional FundsSM, P.O. Box 418256, Kansas City, Missouri, 64141-9256 (ACCESS Investor Services, Inc. "ACCESS"). ACCESS is a wholly-owned subsidiary of Van Kampen American Capital, Inc. Subsequent investments by mail may be made directly to the Explorer Institutional FundSM in which such initial investment was made accompanied by either the detachable form which is part of the Account Statement or by a letter indicating the dollar amount of the investment, the account number, and registration. Investments made by check will begin receiving dividends on the next business day after the Explorer Institutional FundsSM received good funds. For checks drawn on foreign banks, monies must be collected before shares will be purchased.

  In addition, investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the securities in such Fund as an investment. Assets so purchased by a Fund will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Funds reserve the right to amend or terminate this practice at any time without notice. Investors should consult their own tax adviser as to the tax consequences of such transactions.


  OTHER PURCHASE INFORMATION. Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares generally will not be issued.



  The Trust reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund; to waive the minimum investment requirements for certain investors; and to redeem shares if information provided in the Account Application should prove to be incorrect in any material respect.


  Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. The Funds are not registered or qualified for sale in all jurisdictions. Potential investors should contact the Adviser at One Parkview Plaza, Oakbrook Terrace, IL 60181 or call the Explorer Institutional FundsSM at 1-800-822-3699 to determine whether a Fund is registered or qualified for sale in their particular jurisdiction.

  Shares of the Trust may be purchased by customers of broker-dealers or other financial intermediaries ("service agents") which interact with the Trust on behalf of their customers. Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

  DIVIDEND REINVESTMENT PROGRAM. Each Fund will automatically credit monthly and annual distributions to a shareholder's account in additional shares of the Fund, without a sales charge, unless a shareholder elects another treatment for such distributions. An election to receive distributions in cash may be made by calling 1-800-822-3699 or by writing the Explorer Institutional FundsSM at One Parkview Plaza, Oakbrook Terrace, IL 60181.

DISTRIBUTIONS AND TAXES

  Each Fund will declare distributions on a daily basis and will pay such distributions from net investment income on a monthly basis. Each Fund will also distribute annually any net realized short-term capital gains together with net realized long-term capital gains, if any.


  Each Fund has elected and qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains at least annually. Any distributions in excess of a Fund's tax-basis, net investment income and capital gains will be a tax-free return of capital, to the extent of the investor's tax basis in its shares. Distributions of a Fund's net investment income are taxable to shareholders as ordinary dividend income whether received in shares or in cash. Distributions of a Fund's net capital gains ("capital gains dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. Shareholders not subject to federal income tax on their income generally will not be required to pay federal income tax on amounts distributed to them. Interest on certain U.S. government securities is exempt from state income taxes when received by an individual and may be exempt when received by a Fund. Each Fund will inform shareholders annually of the amount and nature of its income and gains and the percentage of the Fund invested over the year in U.S. government securities.

  Redemption or resale of shares of a Fund will be a taxable transaction for federal income tax purposes. For further information with respect to taxes, see the Statement of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES

  The net asset value per share of a Fund is determined by calculating the total value of the Fund's assets, deducting the total liabilities of the Fund, and dividing the result by the number of shares of the Fund outstanding. Generally, net asset value is computed once daily as of 4:00 p.m. Eastern time Monday through Friday.


  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established from time to time by the Board of Trustees of the Trust.


HOW TO SELL SHARES

  Shareholders may sell shares without charge at any time by mailing a written redemption request in proper form to the Trust or by calling the Trust at 1-800-822-3699 before 4:00 p.m. Central time to request a redemption. Shareholders will receive the net asset value next determined after such shareholder places the sell order. A Fund will not honor a request for redemption until it has confirmed receipt of good funds with respect to the purchase of such shares.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any Fund account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $250,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $250,000.

  Neither the Trust, the Funds, the Distributor nor ACCESS will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. The Funds, the Trust, the Distributor and ACCESS seek to employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to redeem shares by telephone to provide, on a recorded line, the name on the account, a social security number or tax identification number and such additional information as may be necessary. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $2,000,000 or 1.00% of the respective Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of each Fund, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the respective Fund in lieu of cash. It is unlikely that shares will be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution. For more information regarding selling shares, please see the Statement of Additional Information.

HOW THE FUNDS ARE MANAGED


  THE ADVISER. Van Kampen American Capital Management, Inc. (the "Adviser") is the investment adviser for the Funds. The Adviser provides investment advice to a wide variety of institutional, individual and investment company clients and, together with its affiliates, had aggregate assets under management or supervision of more than $60 billion.



  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  ADVISORY AGREEMENT. The business and affairs of the Funds are managed by the Adviser under the direction of the Board of Trustees of the Trust. Subject to the Trustees' authority, the Adviser and the Funds' officers supervise and implement the Funds' investment activities. The Funds pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of their respective average daily net assets as follows:

                                       AVERAGE
                                        DAILY         % PER
             FUND                    NET ASSETS       ANNUM
             ----                    ----------       -----
Active Core Fund...............  Up to one billion
                                 dollars............  0.30%
                                 Thereafter.........  0.25%
Limited Duration Fund..........  Up to one billion
                                 dollars............  0.30%
                                 Thereafter.........  0.25%


  Under each Fund's investment advisory agreement with the Adviser, subject to the expense limitations discussed below, each Fund has agreed to assume and pay the charges and expenses of its operations, including the compensation of the trustees of the Trust (other than those who are interested persons of the Adviser and other than those who are interested persons of the Distributor but not of the Adviser, if the Distributor has agreed to pay such compensation), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of trustee and officer errors and omissions insurance, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.


  EXPENSE LIMITATION. In the interest of limiting the expenses of the Funds, the Adviser has agreed to waive fees or reimburse certain expenses such that the expenses of each Fund, including the advisory fees (but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary costs and expenses) will not exceed the following amounts (expressed as a percentage of average net assets on an annual basis).

Active Core Fund...........................    0.40%
Limited Duration Fund......................    0.40%

  Fees foregone or payments made by the Adviser with respect to a Fund pursuant to the expense limitation are contingent liabilities of such Fund which are subject to potential reimbursement by that Fund to the Adviser, provided the Fund's assets reach a sufficient size to permit such reimbursement to be made without causing the annual expense ratio of the Fund to exceed the applicable limitation set forth above, or such lower amount as may be imposed by any state expense limitation to which the Fund is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.

HOW THE FUNDS EXECUTE PORTFOLIO TRANSACTIONS


  The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. Many securities in which the Funds invest are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the financial advisers, underwriters and dealers. The Funds also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Adviser.

  The Adviser's primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

  In effecting purchases and sales of the Funds' portfolio securities, the Adviser and the Funds may place orders with and pay brokerage commissions to brokers which may be affiliated with the Funds, the Adviser or the Distributor.

  The Funds and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between each Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

SHAREHOLDER SERVICES


  Shareholders of the Funds automatically are enrolled in or may elect to participate in certain shareholder programs available to shareholders of the Explorer Institutional FundsSM. These programs include Dividend Reinvestment Programs and Exchange Programs. For more information regarding these shareholder services and programs, please see the Statement of Additional Information. Shareholder inquiries should be directed to the Funds c/o the Explorer Institutional FundsSM, One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or by calling 1-800-822-3699.


  ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 64141-9256, an affiliated transfer agent for the Funds, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

FUND PERFORMANCE

  From time to time advertisements and other sales materials for the Funds may include information concerning the historical performance of the Funds. Any such information will include the average total return calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC. In addition, the Funds may include in advertisements or other sales literature information regarding the past performance of certain types of investments or market indices. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications. From time to time, a Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time, the Funds may utilize sales literature that includes hypotheticals.

  From time to time, the Funds may include in sales literature and shareholder reports a quotation of the current "distribution rate." Distribution rate is a measure of the level of income distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums and premiums from futures transactions engaged in by a Fund.

  Please consult the Statement of Additional Information for more information regarding Fund performance.

ORGANIZATION

  Each Fund is a series of The Explorer Institutional Trust, a Massachusetts business trust organized on September 30, 1994 (the "Trust"). To date, the Funds are the only series of the Trust, although the trustees of the Trust are empowered to designate other series. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by vote of shareholders holding not less than two thirds of the shares then outstanding. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by applicable law. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  The authorized capitalization of each Fund consists of an unlimited number of shares of beneficial interest, without par value.

  The fiscal year end of each Fund is December 31.

  More detailed information concerning the Trust is set forth in the Statement of Additional Information.

ADDITIONAL INFORMATION

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC, examined, without charge, at the office of the SEC in Washington, D.C. or located on the SEC's internet web site (http://www.sec.gov).

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE TRUST'S TOLL-FREE
NUMBER--1-800-822-3699.

PROSPECTIVE INVESTORS--CALL
1-800-822-3699.

EXPLORER
INSTITUTIONAL FUNDSSM
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
Explorer Institutional FundsSM
P.O. Box 418256
Kansas City, MO 64141-9256

Custodian
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Explorer Institutional FundsSM

Legal Counsel


SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
303 East Wacker Drive
Chicago, IL 60601

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND, THE TRUST, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY ANY FUND, THE TRUST, THE ADVISER OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR SUCH PERSON TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

                               ------------------

                               TABLE OF CONTENTS


                                              PAGE
                                              ----
Summary of Fund Expenses....................    2
Financial Highlights........................    3
The Funds' Investment Objectives............    4
How the Funds Seek Their Investment
  Objectives................................    4
How to Buy Shares...........................    9
Distributions and Taxes.....................   10
How the Funds Value Their Shares............   11
How to Sell Shares..........................   11
How the Funds Are Managed...................   11
How the Funds Execute Portfolio
  Transactions..............................   12
Shareholder Services........................   13
Fund Performance............................   13
Organization................................   14
Additional Information......................   14


 (SM) Service Mark of Van Kampen American Capital Distributors, Inc.
---------------------------------------

EXPLORER
INSTITUTIONAL FUNDS(SM)

- Active Core Fund

- Limited Duration Fund

---------------------------------------

(Prospectus)


APRIL 30, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

                        EXPLORER INSTITUTIONAL FUNDS(SM)

  The Explorer Institutional Trust (the "Trust") is a professionally managed no-load, open-end management investment company consisting of two separate investment portfolios ("Funds" or "Explorer Institutional Funds(SM)"), each with its own investment objectives and policies. The Trust is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen American Capital Management, Inc. (the "Adviser"), the investment adviser to the Funds. The net asset value and the return of the Funds will fluctuate depending on market conditions and other factors.


  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus for the Explorer Institutional Funds(SM) dated April 30, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling the Trust's toll-free number: 1-800-822-3699.



  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, inspected at the SEC's office at no charge or located on the SEC's internet web site (http://www.sec.gov). Capitalized terms used but not defined herein shall have the meanings set forth in the Prospectus.


                               TABLE OF CONTENTS


The Funds and the Trust.....................................  B-2
Investment Policies and Restrictions........................  B-3
Income Securities...........................................  B-4
Investment Practices........................................  B-9
Description of Securities Ratings...........................  B-9
Trustees and Officers.......................................  B-13
Investment Advisory and Other Services......................  B-24
Portfolio Transactions and Brokerage Allocation.............  B-27
Taxation....................................................  B-28
The Distributor.............................................  B-31
Legal Counsel...............................................  B-31
Performance Information.....................................  B-31
How to Buy Shares...........................................  B-33
How to Sell Shares..........................................  B-34
Shareholder Services........................................  B-36
Instructions Regarding Backup Withholding...................  B-36
Report of Independent Accountants...........................  B-38
Financial Statements -- Explorer Institutional Active Core
  Fund......................................................  B-39
Financial Statements -- Explorer Institutional Limited
  Duration Fund.............................................  B-45
Notes to Financial Statements...............................  B-51
Account Applications........................................  B-54



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1998

                            THE FUNDS AND THE TRUST

  The Trust is a professionally managed no-load, open-end management investment company. Each of the Explorer Institutional FundsSM is a separate, diversified series of the Trust. The Trust is an unincorporated business trust established under the laws of the State of Massachusetts by an Agreement and Declaration of Trust dated September 30, 1994 and amended on November 14, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, without par value, in separate series. To date, the Explorer Institutional Active Core Fund (the "Active Core Fund"), formerly known as the Explorer Institutional Enhanced Benchmark Fund, and Explorer Institutional Limited Duration Fund (the "Enhanced Limited Duration Fund"), formerly known as the Explorer Institutional Enhanced Limited Duration Fund, (collectively, "Explorer Institutional FundsSM" or the "Funds"), which were each established pursuant to a Designation of Series on September 30, 1994, are the only series of the Trust, although the Trustees are empowered by the Declaration of Trust to designate additional series and issue shares thereof.

  Shares of each series represent an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights other than those described in the Prospectus or this Statement of Additional Information. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority vote of the shares of each affected series present at a meeting of shareholders of such series (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund has its own investment objective, policies and restrictions. The investment objective of the Active Core Fund is to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade medium- and long-term U.S. income securities. The investment objective of the Limited Duration Fund is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term U.S. income securities, consistent with preservation of capital. These objectives are fundamental and cannot be changed without shareholder approval. There are market risks inherent in all securities investments and there can be no assurance that the Funds will achieve their respective objectives.

  Each of the Funds will seek to achieve its investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of income securities. The Funds may also make other investments described in the Prospectus. Each Fund may also make any investment not inconsistent with the following investment restrictions in connection with a work-out or restructuring of a security held in such Fund's portfolio if such investment is believed by the Adviser to be in the best interest of the Fund. The net asset value and return of the Funds may vary.

  Fundamental investment restrictions limiting the investments of the Funds provide that each Fund may not:

          1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

          2. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

          3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 5% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

          4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans.

          5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with risk management and hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

          6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options.

          7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

          9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.

          10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

          11. Purchase or sell real estate (including real estate limited partnership interests), commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that risk management and hedging transactions the Fund may engage in are considered to be commodities or commodities contracts.

  No Fund may change any of these investment restrictions as they apply to such Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  Frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. Each Fund anticipates that its annual portfolio turnover rate will normally be less than 100%. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation.


                               INCOME SECURITIES

  Income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); mortgage and other asset-backed securities; corporate debt securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements and reverse repurchase agreements with respect to any of the foregoing. Corporate income securities in which a Fund may invest include adjustable and fixed rate bonds, debentures and notes and will generally be unsecured. A Fund may also invest in debt securities with floating or variable rates of interest.

  U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal components of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

  Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.


  Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage- backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses.


  Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

  Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.

  In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

  Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.

  Premium securities. A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, a Fund generally will recognize a capital loss if it holds such securities to maturity.

  Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

  Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.


  Defensive Strategies. In certain circumstances market conditions may, in the Adviser's judgment, make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's Ratings Group ("S&P") or Moody's Investor Services, Inc. ("Moody's") (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy.

                              INVESTMENT PRACTICES

BORROWINGS

  Each Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although no Fund expects to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  Each Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a Fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

                       DESCRIPTION OF SECURITIES RATINGS


  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable S&P rating symbols and their meanings (as published by S&P) follows:



       An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE


  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A,' 'BBB', commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

COMMERCIAL PAPER


  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1   This highest category indicates that the degree of safety
             regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.


VARIABLE RATE DEMAND BONDS


  S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.


  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, 'AAA/A-1') or if the nominal maturity is short, a rating of 'SP-1+/AAA' is assigned.

NOTES


  S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:


  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

          SP-1 Very strong or strong capacity to pay principal and interest.
               Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's rating symbols and their meanings (as published by Moody's) follows:


LONG-TERM DEBT

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, banker's acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
       --Leading market positions in well-established industries.
       --High rates of return on funds employed.
       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of hue obligation will be attended by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

  Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

  If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of hue affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

                             TRUSTEES AND OFFICERS

  The Declaration of Trust of the Funds provides that the Board of Trustees shall consist of not less than three nor more than eleven trustees. The Funds do not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board of Trustees by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.


  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five years and their affiliations, if any, with the Adviser, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp." or "VK Adviser"), Van Kampen American Capital Asset Management, Inc. ("Asset Management" or "AC Adviser"), Van Kampen American Capital Distributors, Inc. ("VKACDI"), Van Kampen American Capital, Inc. ("VKAC"), Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc. (ACCESS), Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital RecordKeeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation or VK/AC Holding, Inc. (affiliates of the Adviser). Unless otherwise noted the address of each of the Trustees and officers is One Parkview Plaza, Oakbrook Terrace, IL 60181.

  The following sets forth the names, ages, principal occupations and other information regarding the Trustees.



                                                       PRINCIPAL OCCUPATIONS OR
        NAME, ADDRESS AND AGE                         EMPLOYMENT IN PAST 5 YEARS
        ---------------------                         --------------------------
David C. Arch........................  Trustee. Mr. Arch is Chairman and Chief Executive Officer
1800 Swift Drive                       of Blistex Inc., a consumer health care products
Oak Brook, IL 60521                    manufacturer. Mr. Arch is also a Trustee, Director or
  Date of Birth 07/17/45               Managing General Partner of other investment companies
                                       advised by Asset Management and Advisory Corp.
Rod Dammeyer.........................  Trustee. Mr. Dammeyer is Managing Partner of Equity Group
Two North Riverside Plaza              Investments, Inc. (EGI), a company that makes private
Chicago, IL 60606                      equity investments in other companies, and Chief
  Date of Birth 11/05/40               Executive Officer and Director of Anixter International
                                       Inc., a value-added provider of integrated networking and
                                       cabling solutions that support business information and
                                       network infrastructure requirements (employed by Anixter
                                       since 1985). Prior to 1997, Mr. Dammeyer was President,
                                       Chief Executive Officer and a Director of Great American
                                       Management & Investment, Inc., a diversified
                                       manufacturing company. He is also a member of the Board
                                       of Directors of TeleTech Holdings Inc., Lukens, Inc.,
                                       Metal Management, Inc., Stericycle, Inc., Transmedia
                                       Networks, Inc., Jacor Communications, Inc., CNA Surety,
                                       Corp., IMC Global Inc., Antec Corporation, Groupo
                                       Azucarero Mexico (GAM) and a member of the Chase
                                       Manhattan Corporation National Advisory Board and Kent
                                       State University Foundation. Mr. Dammeyer was previously
                                       a Director of Santa Fe Energy Resources, Inc., Falcon
                                       Building Products, Inc., Lomas Financial Corporation,
                                       Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and
                                       Servicios Financieros Quadrum, S.A. Prior to 1998, Mr.
                                       Dammeyer was a Director of Capsure Holdings Corp., Revco
                                       D.S., Inc. and Sealy, Inc. His address is Two North
                                       Riverside Plaza, Suite 1950, Chicago, Illinois 60606. Mr.
                                       Dammeyer is also a Trustee, Director or Managing General
                                       Partner of other investment companies advised by Asset
                                       Management and the Advisory Corp.
Howard J Kerr........................  Trustee. Prior to 1998, Mr. Kerr was the President and
736 North Western Ave.                 Chief Executive Officer of Pocklington Corporation, Inc.,
P.O. Box 317                           an investment holding company. Mr. Kerr is a Director of
Lake Forest, IL 60045                  Canbra Foods, Ltd., a Canadian oilseed crushing,
  Date of Birth 11/17/35               refining, processing and packaging operation. Mr. Kerr is
                                       a Trustee, Director or Managing General Partner of other
                                       investment companies advised by Asset Management and the
                                       Advisory Corp.

                                                       PRINCIPAL OCCUPATIONS OR
        NAME, ADDRESS AND AGE                         EMPLOYMENT IN PAST 5 YEARS
        ---------------------                         --------------------------
Dennis J. McDonnell*.................  President, Chairman of the Board and Trustee. Mr.
One Parkview Plaza                     McDonnell is President, Chief Operating Officer and a
Oakbrook Terrace, IL 60181             Director of the Adviser, Van Kampen American Capital
  Date of Birth 05/20/42               Asset Management, Inc. ("Asset Management") and Van
                                       Kampen American Capital Advisors, Inc. ("Advisors Inc.").
                                       He is also an Executive Vice President of VKAC. Prior to
                                       April of 1997, he was a Director of Van Kampen Merritt
                                       Equity Holding Corp. Prior to September of 1996, Mr.
                                       McDonnell was Chief Executive Officer and Director of MCM
                                       Group, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia
                                       Pacific Company, Limited and MCM (Europe) Limited. Prior
                                       to November 1996, Executive Vice President and a Director
                                       of VKAC Holdings. Prior to July of 1996, Mr. McDonnell
                                       was President, Chief Operating Officer and Trustee of VSM
                                       Inc. and VCJ Inc. Trustee, Chief Executive Officer and
                                       Executive Vice President of certain open-end and
                                       closed-end investment companies advised by Advisory Corp.
                                       and Asset Management.
Steven Muller........................  Trustee. President Emeritus of The Johns Hopkins
The Johns Hopkins University,          University. Director of Beneficial Corporation (bank
Suite 711,                             holding company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.,       (biotechnology). Prior to December of 1997, Dr. Muller
Washington, D.C. 20036.                was a Trustee of the Common Sense Trust and Chairman of
  Date of Birth 11/22/27               The 21(st) Century Foundation (public affairs). Prior to
                                       May of 1997, a Director of BT Alex. Brown & Sons
                                       (investment banking). Dr. Muller is also a Trustee,
                                       Director or Managing General Partner of other investment
                                       companies advised by Asset Management and Advisory Corp.
Theodore A. Myers....................  Trustee. Mr. Myers is the Senior Financial Advisor (and
1940 East 6th Street                   prior to 1997, an Executive Vice President and Chief
Cleveland, OH 44114                    Financial Officer) of Qualitech Steel Corporation, a
  Date of Birth 08/03/30               producer of high quality engineered steels for
                                       automotive, transportation and capital goods industries.
                                       Prior to 1997, a Director of McLouth Steel. A member of
                                       the Arthur Andersen Chief Financial Officer Advisory
                                       Committee. Prior to August, 1993, Mr. Myers was Senior
                                       Vice President, Chief Financial Officer and a Director of
                                       Food Brands America (formerly known as Doskocil
                                       Companies, Inc.), a food processing and distribution
                                       company. Mr. Myers is also a Trustee, Director or
                                       Managing General Partner of other investment companies
                                       advised by Asset Management and Advisory Corp. and is a
                                       trustee of COVA Series Trust.

                                                       PRINCIPAL OCCUPATIONS OR
        NAME, ADDRESS AND AGE                         EMPLOYMENT IN PAST 5 YEARS
        ---------------------                         --------------------------
Don G. Powell,.......................  Trustee. Mr. Powell is Chairman and a Director of VKAC,
Date of Birth 10/19/39,                the Distributor, the Adviser, the AC Adviser, VK/AC
                                       Holding, Inc., Van Kampen American Capital Advisors,
                                       Inc., ACCESS Investor Services, Inc., Van Kampen American
                                       Capital Recordkeeping Services, Inc., American Capital
                                       Contractual Services, Inc., Van Kampen Merritt Equity
                                       Advisors Corp., Van Kampen American Capital Insurance
                                       Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen
                                       American Capital Trust Company, Van Kampen American
                                       Capital Services, Inc. and Van Kampen American Capital
                                       Exchange Corporation. Prior to July of 1996, Mr. Powell
                                       was Chairman and Director of VSM Inc. and VCJ Inc. Prior
                                       to September 1996, Mr. Powell was Chairman and Director
                                       of McCarthy, Crisanti & Maffei, Inc. and McCarthy,
                                       Crisanti & Maffei Acquisition Corporation. Prior to 1997,
                                       he was Chairman, President and Director of American
                                       Capital Shareholders Corporation. Prior to April of 1997,
                                       Mr. Powell was Chairman, President and Director of Van
                                       Kampen Merritt Equity Holdings Corp. Mr. Powell is
                                       Chairman of the Board of Governors and the Executive
                                       Committee of the Investment Company Institute. Mr. Powell
                                       is also a Trustee or Director of other investment
                                       companies advised by Asset Management, Advisory Corp. and
                                       their affiliates.
Hugo F. Sonnenschein.................  Trustee. Mr. Sonnenschein is President of the University
5801 South Ellis Avenue                of Chicago. Mr. Sonnenschein is a member of the Board of
Suite 502                              Trustees of the University of Rochester and a member of
Chicago, IL 60637                      its investment committee. Prior to July, 1993, Mr.
Date of Birth 11/14/40                 Sonnenschein was Provost of Princeton University and Dean
                                       of the School of Arts and Sciences at the University of
                                       Pennsylvania. Mr. Sonnenschein is a member of the
                                       National Academy of Sciences and a fellow of the American
                                       Academy of Arts and Sciences. Mr. Sonnenschein is also a
                                       Trustee, Director or Managing General Partner of other
                                       investment companies advised by Asset Management and
                                       Advisory Corp.
Wayne W. Whalen*.....................  Trustee. Mr. Whalen is a partner in the law firm of
333 West Wacker Drive                  Skadden, Arps, Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                      counsel to the funds in the Fund Complex and certain
Date of Birth 08/22/39                 open-end investment companies advised by the Adviser and
                                       Asset Management. Mr. Whalen is also a Trustee, Director
                                       or Managing General Partner of other investment companies
                                       advised by Asset Management, Advisory Corp. and their
                                       affiliates.


---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Adviser and the Funds by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.

  The Funds' audit committee consists of Messrs. Arch, Dammeyer, Kerr, Muller, Myers and Sonnenschein, who are not "interested persons" of the Funds as defined in the 1940 Act. The committee is primarily responsible for supervision of the Funds' independent auditors and the annual review of the investment advisory agreement and any other matters requiring the approval of the Trustees who are not "interested persons" of the Funds pursuant to the 1940 Act.



  For the fiscal year of each fund in the Fund Complex (defined below) ended in 1997, the retirement plan committee consisted of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.


  The Trustees select and nominate trustees to fill any vacancies in trusteeships and are prepared to review nominations from shareholders. Nominations from shareholders should be in writing and addressed to the Trustees at the Funds' office. The Trustees expect to be able to identify from their own resources an ample number of qualified candidates.


   The officers and Trustees hold the same positions with other funds in the Fund Complex (defined below). The officers and Trustees as a group own less than 1% of the Fund's outstanding Common Shares. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, VKACDI or VKAC is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. Funds in the Fund Complex, including the Fund, pay the Trustees who are not affiliated persons of the Adviser, VKACDI or VKAC, an annual retainer of $97,500, which retainer is allocated among the funds based on the relative net assets of such funds, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Funds' retirement plans, trustees who are not affiliated with the Adviser, VKACDI or VKAC, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit from each Fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Funds' deferred compensation plans, a trustee who is not affiliated with the Adviser, VKACDI or VKAC can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Funds or other funds in the Fund Complex selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Funds indemnify every Trustee and officer of the Funds against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund.

                               COMPENSATION TABLE



                                                               AGGREGATE PENSION                           TOTAL
                        YEAR FIRST          AGGREGATE            OR RETIREMENT        ESTIMATED        COMPENSATION
                       APPOINTED OR        COMPENSATION        BENEFITS ACCRUED    AGGREGATE ANNUAL   BEFORE DEFERRAL
                        ELECTED TO       BEFORE DEFERRAL          AS PART OF        BENEFITS UPON        FROM FUND
       NAME(1)          THE BOARD     FROM THE REGISTRANT(2)      EXPENSES(3)       RETIREMENT(4)       COMPLEX(5)
       -------         ------------   ----------------------   -----------------   ----------------   ---------------
David C. Arch........      1994               $3,028                $ 7,912            $85,000           $157,750
Rod Dammeyer.........      1994                3,028                 14,303             85,000            157,750
Howard J Kerr........      1994                3,028                 27,338             85,000            157,750
Steven Muller........      1998                    0                      0                  0                  0
Theodore A. Myers....      1994                3,028                 57,361             85,000            157,750
Hugo F.
  Sonnenschein.......      1994                3,028                 13,493             85,000            157,750
Wayne W. Whalen......      1994                3,028                 16,155             85,000            157,250


---------------

(1) Messrs. McDonnell and Powell are affiliated person of the Adviser, VKACDI and VKAC, and do not receive compensation or retirement benefits from the Funds.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Registrant's fiscal year ended December 31, 1997. The following trustees deferred compensation from the Registrant during the fiscal year ended December 31, 1997 as follows: Mr. Dammeyer, $3,028; Mr. Kerr, $3,028; Mr. Sonnenschein, $3,028 and Mr. Whalen, $3,028.
     Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of December 31, 1997 is as follows: Mr. Dammeyer, $3,172; Mr. Kerr, $3,172; Mr. Sonnenschein, $3,272 and Mr. Whalen $3,272.



(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit Accruals expected to be accrued by the 36 operating funds in the Fund Complex as of December 31, 1997 for their respective fiscal years end in 1997. The retirement plan is described above the table.



(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the 36 operating funds in the Fund Complex as of December 31, 1997 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the compensation table.



(5) The "Fund Complex" currently consists of 41 investment companies (including the Funds) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of 36 operating investment companies in the Fund Complex for the year ended December 31, 1997 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of such Fund or common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Trustees are not trustees of other affiliated investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $268,447 for the year ended December 31, 1997.



  The following table sets forth certain information (other than information concerning Messrs. McDonnell and Powell, which is set forth above) concerning the executive officers of the Funds, each of whom holds the same office with each of the other open-end and closed-end investment companies advised by the Adviser, Advisory Corp or Asset Management. The officers serve for one year or until their respective successors are chosen and qualified. Each Fund's officers receive no compensation from the Fund but are officers of the Adviser or Van Kampen American Capital and receive compensation in such capacities.


                                    OFFICERS


  The address for Curtis W. Morell, Tanya M. Loden, Huey P. Falgout, Jr. and M. Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell, Steven M. Hill, Edward A. Treichel, John M. McCareins and Michael P. Kamradt is One Parkview Plaza, Oakbrook Terrace, IL 60181.



                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------

Peter W. Hegel..............  Vice President                Executive Vice President of the VK
  Date of Birth: 06/25/56                                   Adviser, AC Adviser, Van Kampen
                                                            American Capital Management, Inc. and
                                                            Van Kampen American Capital Advisors,
                                                            Inc. Prior to September 1996, Director
                                                            of McCarthy, Crisanti & Maffei, Inc.
                                                            Prior to July 1996, Director of VSM
                                                            Inc. Vice President of each of the Van
                                                            Kampen American Capital Funds and
                                                            other investment companies advised by
                                                            Advisory Corp., Asset Management or
                                                            their affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the VK
  Date of Birth: 08/04/46     Accounting Officer            Adviser and the AC Adviser. Vice
                                                            President and Chief Accounting Officer
                                                            of each of the Van Kampen American
                                                            Capital Funds and other investment
                                                            companies advised by Advisory Corp.,
                                                            Asset Management or their affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General
  Date of Birth: 07/29/53                                   Counsel and Secretary of Van Kampen
                                                            American Capital and VK/AC Holding,
                                                            Inc. Executive Vice President, General
                                                            Counsel and a Director of the
                                                            Distributor, the VK Adviser, the AC
                                                            Adviser, Van Kampen American Capital
                                                            Management, Inc., Van Kampen Merritt
                                                            Equity Advisors Corp. and Van Kampen
                                                            Merritt Equity Holdings Corp.
                                                            Executive Vice President, General
                                                            Counsel and Assistant Secretary of Van
                                                            Kampen American Capital Advisors,
                                                            Inc., American Capital Contractual
                                                            Services, Inc., Van Kampen American
                                                            Capital Exchange Corporation, Van
                                                            Kampen American Capital Services, Inc.
                                                            and ACCESS. Executive Vice President,
                                                            General Counsel, Assistant Secretary
                                                            and Director of Van Kampen American
                                                            Capital Trust Company. Director of ICI
                                                            Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to September
                                                            1996, General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Prior to July
                                                            1996, Executive Vice President and
                                                            General Counsel of VSM Inc. and VCJ
                                                            Inc. Vice President and Secretary of
                                                            each of the Van Kampen American
                                                            Capital Funds and other investment
                                                            companies advised by Advisory Corp.,
                                                            Asset Management and their affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the VK
  Date of Birth: 01/11/56     Financial Officer             Adviser, the AC Adviser and Van Kampen
                                                            American Capital Management, Inc. Vice
                                                            President and Chief Financial Officer
                                                            of each of the Van Kampen American
                                                            Capital Funds and other investment
                                                            companies advised by Advisory Corp.,
                                                            Asset Management and their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the VK Adviser
  Date of Birth: 08/20/55                                   and the AC Adviser. Treasurer of each
                                                            of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by Advisory Corp., Asset
                                                            Management and their affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
Tanya M. Loden..............  Controller                    Vice President of the VK Adviser and
  Date of Birth: 11/19/59                                   the AC Adviser. Controller of each of
                                                            the Van Kampen American Capital Funds
                                                            and other investment companies advised
                                                            by Advisory Corp., Asset Management
                                                            and their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President, Associate General
  Date of Birth: 03/01/65                                   Counsel and Assistant Secretary of Van
                                                            Kampen American Capital. Assistant
                                                            Vice President and Assistant Secretary
                                                            of the Distributor, the VK Adviser,
                                                            the AC Adviser and Van Kampen American
                                                            Capital Management, Inc. Assistant
                                                            Vice President of Van Kampen American
                                                            Capital Advisors, Inc. Assistant
                                                            Secretary of each of the Van Kampen
                                                            American Capital Funds and other
                                                            investment companies advised by
                                                            Advisory Corp., Asset Management and
                                                            their affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney
  Date of Birth: 11/15/63                                   of Van Kampen American Capital. Vice
                                                            President and Assistant Secretary of
                                                            the VK Adviser and AC Adviser, ACCESS,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, Van
                                                            Kampen American Capital Advisors, Inc.
                                                            and the Distributor. Assistant
                                                            Secretary of each of the Van Kampen
                                                            American Capital Funds and other
                                                            investment companies advised by
                                                            Advisory Corp., Asset Management and
                                                            their affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of Van
                                                            Kampen American Capital and VK/AC
                                                            Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary
                                                            of the VK Adviser, the AC Adviser, the
                                                            Distributor, Van Kampen American
                                                            Capital Management, Inc., Van Kampen
                                                            American Capital Advisors, Inc.,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen American Capital
                                                            Exchange Corporation, Van Kampen
                                                            American Capital Services, Inc.,
                                                            ACCESS, Van Kampen Merritt Equity
                                                            Advisors Corp. and Van Kampen Merritt
                                                            Equity Holdings Corp. Prior to
                                                            September 1996, Deputy General Counsel
                                                            and Secretary of McCarthy, Crisanti &
                                                            Maffei, Inc. Prior to July 1996,
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of VSM Inc. and
                                                            VCJ Inc. Assistant Secretary of each
                                                            of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by Advisory Corp., Asset
                                                            Management and their affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General
  Date of Birth: 06/15/56                                   Counsel and Assistant Secretary of Van
                                                            Kampen American Capital, the VK
                                                            Adviser, the AC Adviser, the
                                                            Distributor, Van Kampen American
                                                            Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen American Capital Funds and
                                                            other investment companies advised by
                                                            Advisory Corp., Asset Management and
                                                            their affiliates.

Steven M. Hill..............  Assistant Treasurer           Vice President of the VK Adviser and
  Date of Birth: 10/16/64                                   AC Adviser. Assistant Treasurer of
                                                            each of the Van Kampen American
                                                            Capital Funds and other investment
                                                            companies advised by Advisory Corp.,
                                                            Asset Management and their affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the VK
  Date of Birth: 03/30/33                                   Adviser and the AC Adviser. Assistant
                                                            Controller of each of the Van Kampen
                                                            American Capital Funds and other
                                                            investment companies advised by
                                                            Advisory Corp., Asset Management and
                                                            their affiliates.
Edward A. Treichel..........  Vice President                Senior Vice President of the Adviser
  Date of Birth: 08/21/43                                   and Senior Vice President of Advisory
                                                            Corp. and an agent of Van Kampen
                                                            American Capital Distributors, Inc.
                                                            Prior to 1992, Mr. Treichel was a
                                                            consultant with G.P. Lauter &
                                                            Associates, a financial consulting
                                                            firm.
John M. McCareins...........  Vice President                First Vice President of the Adviser
  Date of Birth: 01/31/49                                   and Advisory Corp. and an agent of Van
                                                            Kampen American Capital Distributors,
                                                            Inc.
Michael P. Kamradt..........  Vice President                First Vice President of the Adviser
  Date of Birth: 05/14/56                                   and Advisory Corp. and an agent of Van
                                                            Kampen American Capital Distributors,
                                                            Inc.



  With respect to each Fund, as of April 4, 1998, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. At such date, the "interested persons" of the Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund and no person owned 5% or more of the outstanding shares of the Fund except as noted below.

                                  NAME AND ADDRESS OF                   AMOUNT OF          PERCENT OF
        FUND                        BENEFICIAL OWNER               BENEFICIAL OWNERSHIP       FUND
        ----                      -------------------              --------------------    ----------
ACTIVE CORE FUND         Wendel & Co.                                     542,782            46.74%
                         FBO General Income Trust
                         C/O Bank of NY Mutual FD Reorg Dept
                         PO Box 1066 Wall Street Station
                         New York, NY 10286
                         Wendel & Co.                                     526,403            45.33%
                         FBO Klukwan Inc. Permanent Fund
                         C/O Bank of NY Mutual FD Reorg Dept
                         PO Box 1066 Wall Street Station
                         New York, NY 10286
LIMITED DURATION FUND    Jerry McCall TR                                  214,350            86.71%
                         Plumbers Local Union Number 68
                         Group Protection PL DTD 1981
                         PO Box 8746
                         Houston, TX 77249-8746
                         Jerry McCall TR                                  247,201            11.26%
                         UA Plumbers Local Union 68
                         Apprenticeship Fund
                         DTD 03/29/56
                         PO Box 8746
                         Houston, TX 77249-8746



  Those entities which own more than 25% of the outstanding shares of any Fund would be deemed to control the Fund within the meaning of 1940 Act. No officer or trustee of any Fund owns or would be able to acquire 5% or more of the common stock of the Adviser or VK/AC Holding, Inc., the indirect parent company of the Adviser.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Management, Inc. (the "Adviser") is the investment adviser for each of the Funds. The Adviser provides investment advice to a wide variety of institutional, individual and investment company clients and, together with its affiliates, had aggregate assets under management or supervision of more than $60 billion. The Adviser was incorporated as a Delaware corporation in 1990.



  The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management;

trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  The investment advisory agreement between the Adviser and each Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers and dealers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Adviser.


  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which each Fund is a series, to whom the Adviser renders periodic reports of each Fund's investment activities. Each Fund pays the Adviser a fee (accrued daily and paid monthly) equal to a percentage of its respective average daily net assets as follows:

                                                   AVERAGE
                                                    DAILY                   % PER
                 FUND                            NET ASSETS                 ANNUM
                 ----                            ----------                 -----
Active Core Fund......................    Up to one billion dollars         0.30%
                                          Thereafter                        0.25%
Limited Duration Fund.................    Up to one billion dollars         0.30%
                                          Thereafter                        0.25%


  Each Fund's investment advisory agreement with the Adviser dated May 31, 1997 was approved by the shareholders of each respective Fund on May 28, 1997. Each agreement will continue until May 31, 1999, and will remain in effect from year to year if specifically approved by the Trustees of the Trust or the Fund's shareholders and by the disinterested Trustees of the Trust in compliance with the requirements of the 1940 Act. Each agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.


  Subject to the expense limitations discussed below, each Fund has agreed to assume and pay the charges and expenses of its operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Trust, the Adviser or Van Kampen American Capital Distributors, Inc.), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of trustee and officer errors and omissions insurance, reports and notices to shareholders, costs of registering shares of the Funds under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state, foreign or other governmental agencies.

  EXPENSE LIMITATION. In the interest of limiting the expenses of the Funds, the Adviser has agreed to waive fees or reimburse each Fund for certain expenses, such that certain expenses of each Fund, including the advisory fees (but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary costs and expenses) will not exceed the following amounts (expressed as a percentage of average net assets on an annual basis).

Active Core Fund............................................    0.40%
Limited Duration Fund.......................................    0.40%

  Fees foregone or payments made by the Adviser with respect to a Fund pursuant to the expense limitation are contingent liabilities of a Fund which are subject to potential reimbursement by that Fund to the Adviser, provided that such reimbursement may be made without causing the annual expense ratio of the Fund to exceed the applicable limitation set forth above, or such lower amount as may be imposed by any state expense limitation to which the Trust is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.


  Each Advisory Agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limits prescribed by any State in which the Fund shares are offered for sale. The most stringent limit as of the date of this Statement of Additional Information, as affecting any Fund, requires the Adviser to reimburse a Fund to the extent that aggregate expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2.00% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund.


  In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of a Fund.


  The Adviser has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to the Adviser without causing that fund's expense ratio to exceed 0.40%, that fund may be required to reimburse the Adviser for fees waived or expenses assumed within the previous four years. Therefore, these expenses totaling $137,325 and $151,534 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.


OTHER AGREEMENTS

  FUND ACCOUNTING AGREEMENT. The Fund has also entered into a Fund accounting agreement pursuant to which the Adviser provides accounting services. Such services are expected to enable the Funds to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp., and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the period ended December 31, 1997, the Adviser waived its cost of providing accounting services for each Fund.


  LEGAL SERVICES AGREEMENT. The Funds and each of the Van Kampen American Capital funds advised by Van Kampen American Capital Investment Advisory Corp., and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital, Inc. provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital, Inc. can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital, Inc. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


  For the period ended December 31, 1997, Van Kampen American Capital waived its cost of providing legal services for each Fund.


CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of each Fund and has custody of all securities and cash of each Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each respective Fund.


  The independent accountants for each Fund are KPMG Peat Marwick LLP, 303 East Wacker Drive, Chicago, IL 60601. The selection of independent accountants will be subject to ratification by the shareholders of each Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser will place orders for portfolio transactions for a Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of a Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms provide market, statistical or other research information to the Funds and the Adviser, and may select firms that are affiliated with the Funds, VKAC, its Adviser or its distributor.


  If it is believed to be in the best interests of a Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the Fund will have to pay a higher commission, (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of securities of a Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

  Day to day management of the portfolios of each Fund is the responsibility of the Adviser. While the Adviser will be primarily responsible for the placement of the Funds' business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Van Kampen American Capital Distributors, Inc. and other affiliates of a Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Each Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser such as Morgan Stanley Group Inc. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.


  Neither Fund paid commissions to Morgan Stanley Group Inc. during the fiscal period ended December 31, 1997 or 1996.


  State securities laws may differ from the interpretations of federal law expressed herein.

                                    TAXATION

TAXATION OF THE FUNDS


  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois) and reflects applicable tax laws as of the date of this Statement of Additional Information.



  Each Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If a Fund so qualifies and distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to its shareholders. Each Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. Each Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.


  In order to avoid a 4% excise tax, a Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income determined in general on an October 31 year end, plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.



  If a Fund failed to qualify as a regulated investment company, the Fund would be subject to tax on its income at corporate tax rates, without deduction for any distribution to its shareholders, thereby materially reducing the amount of any cash available for distribution to its shareholders. In addition, among other things, capital gains of the Fund would not pass through to the shareholders, and distributions to shareholders would be treated as dividends, return of capital (to the extent of a shareholder's tax basis in its shares) or gain derived from the sale or exchange of property. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



  Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Fund and affect the holding period of the securities held by a Fund and the character of the gains or losses realized by a Fund. These provisions may also require a Fund to recognize income or gain without receiving the cash necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund may have to dispose of securities that it would otherwise have continued to hold.

TAXATION OF SHAREHOLDER DISTRIBUTIONS



  Distributions of a Fund's net investment income are taxable to shareholders as ordinary income, whether paid in cash or shares. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of a Fund's net capital gains ("capital gain dividends"), if any, are taxable to a shareholder as long-term capital gains regardless of the length of time the shares have been held by such holder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as having been distributed by a Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.


  Distributions attributable to any dividend income earned by a Fund will be eligible for the dividends received deduction for corporations if certain requirements of the Code are satisfied. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consist of securities the interest on which is exempt from federal income tax. However, neither Fund expects to invest a sufficient amount of its assets in such securities so as to be qualified to pay exempt-interest dividends.


  Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Each Fund is required, in certain circumstances, to withhold 31% of ordinary income and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification numbers (in the case of any individual, his or her social security number) together with certain required certifications or who are otherwise subject to backup withholding.


SALE OF SHARES



  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  CAPITAL GAINS RATES UNDER THE 1997 ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum net capital gains tax rate for corporations remains at 35%. The tax rates for capital gains described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior distributions of capital gain dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.


GENERAL


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws.


                                THE DISTRIBUTOR


  Shares of each Fund are offered on a continuous basis through Van Kampen American Capital Distributors, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181. Van Kampen American Capital Distributors, Inc. is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.


  Pursuant to a distribution agreement, Van Kampen American Capital Distributors, Inc. will purchase shares of the Funds for resale to the public, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Funds' shares and how the Funds' shares are priced is contained in the Prospectus and below under the captions "How to Buy Shares," "How to Sell Shares" and "Shareholder Services."

                                 LEGAL COUNSEL


  Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois) Chicago, Illinois.


                            PERFORMANCE INFORMATION

  From time to time advertisements and other sales materials for the Funds may include information concerning the historical performance of the Funds. Any such information will include the average total return calculated on a compounded basis for specified periods of time.

  Such advertisements and sales literature may also include a yield quotation, which is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share earned during such period by a Fund's maximum offering price per share on the last day of such period. A Fund's net investment income per share is determined by taking the interest attributable to shares earned by a Fund during the period, subtracting the expenses attributable to shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC.


  In addition, the Funds may include in advertisements or other sales literature information regarding the past performance of certain types of investments or market indices. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. From time to time, a Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time, the Funds may utilize sales literature that includes hypotheticals.


  Each Fund calculates average compounded total return by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given Fund at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by the Funds are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Funds from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given Fund at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time, the Funds may include in sales literature and shareholder reports a quotation of the current "distribution rate." Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund.


  The average annual total return for the Active Core Fund for (i) the one year period ended December 31, 1997 was 8.93% and (ii) the approximately one year and eight month period from April 23, 1996 (the commencement of investment operations of the Fund) through December 31, 1997 was 8.39%. The cumulative non-standardized total return from the Fund's inception to December 31, 1997 was 14.59%.



  The average annual total return for the Limited Duration Fund for (i) the one year period ended December 31, 1997 was 6.29% and (ii) the approximately one year and eight month period from April 23, 1996, (the commencement of investment operations of the Fund) through December 31, 1997 was 6.19%. The cumulative non-standardized total return from the Fund's inception to December 31, 1997 was 10.69%.


                               HOW TO BUY SHARES

  Shares of each Fund are offered at a price equal to net asset value per share, without a sales charge. The minimum initial investment is $500,000. The minimum subsequent investment is $25,000. The Funds offer their shares to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor receives no compensation for this service.

  In addition, investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice with respect to any Fund at any time without notice.

  OTHER PURCHASE INFORMATION. Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

  The Trust reserves the right, in its sole discretion and without prior notice, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund; to waive the minimum investment requirement for certain investors; and to redeem shares if information provided in the Account Application should prove to be incorrect in any material manner.

  Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. The Funds are not registered or qualified for sale in all jurisdictions. Potential investors should contact the Distributor at One Parkview Plaza, Oakbrook Terrace, IL 60181 or call the Explorer Institutional FundsSM at 1-800-822-3699 to determine whether a Fund is registered or qualified for sale in their particular jurisdiction.

                               HOW TO SELL SHARES

  WRITTEN REDEMPTION REQUEST. Shareholders may sell shares without charge at any time by mailing a written redemption request in proper form to the "Transfer Agent" ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 64141-9256 Re: Explorer Institutional FundsSM. The request should indicate the number of shares to be redeemed of a particular Fund and identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000 or if the redemption proceeds will be sent to an address other than the address of record, the signature(s) must be guaranteed by a member firm of a principal stock exchange, a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation (the "FDIC"), a credit union or a savings association. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Shareholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable. If certificates are held for the shares being redeemed, such certificates must be sent and endorsed for transfer or accompanied by an endorsed stock power. Share certificates should be sent by registered mail to ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 64141-9256. Shareholders will receive the net asset value per share next computed after the Transfer Agent receives the redemption request and certificates (if any) in proper form.

  TELEPHONE REDEMPTIONS. Shareholders may sell shares without charge by calling their Fund at 1-800-822-3699 before 4:00 p.m. Central time to request a redemption. There is a $50,000 minimum per request if the redemption proceeds are to be mailed to the shareholder or wired to a bank. Prior to redeeming shares by telephone the "Expedited Telephone Redemption" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed by the shareholder and be on file with the Transfer Agent. The signature(s) on the Authorization must be guaranteed by a member firm of a principal stock exchange, a commercial bank or trust company which is a member of the FDIC, a credit union or a savings association unless the Authorization is completed at the time an account is originally established. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Shareholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable. A redemption requested by telephone will be processed at the net asset value next determined after the request is received. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. Shareholders cannot redeem shares by telephone if certificates are held for those shares. This service is not available with respect to shares held in an Individual Retirement Account for which State Street Bank and Trust Company acts as custodian. In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.

  By establishing the telephone redemption service, a shareholder authorizes, the Trust, the Funds, the Distributor or ACCESS Investor Services, Inc. ("ACCESS") to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account or such other address as is listed in the Authorization. The Funds, the Trust, the Distributor and ACCESS employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to redeem shares by telephone to provide, on a recorded line, the name on the account, a social security number or tax identification number and such additional information as may be included in the Authorization. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request. This service may be amended or terminated at any time by the Trust, the Funds, the Distributor or ACCESS. If an investor is unable to reach a Fund by telephone, he or she may redeem shares pursuant to the procedures set forth above under the caption "Written Redemption Request." During periods of extreme economic or market changes, it may be difficult for investors to reach the Fund by telephone and to effect telephone redemptions.

  A Fund will not honor a request for redemption, whether in writing or by telephone, until it has confirmed receipt of good funds with respect to the purchase of such shares.

  GENERAL. When shares are redeemed by a Fund, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to shareholders within one business day after a redemption request or repurchase order and share certificates (if any) are received in proper form as set forth above. Wire transfers from a Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the shareholder within one business day. In each case, the Trust reserves the right to take up to seven days to mail or wire redemption proceeds. If any shares are redeemed or repurchased shortly after purchase, a Fund will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.

  The right of redemption or resale to a Fund may be suspended or the date of payment postponed during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.

  Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $250,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $250,000.

  Neither the Trust, the Funds, the Distributor nor ACCESS will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus or this Statement of Additional Information.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $2,000,000 or 1.00% of the respective Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of each Fund, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the respective Fund in lieu of cash. It is unlikely that shares will be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                              SHAREHOLDER SERVICES

  EXCHANGE PRIVILEGE. Any shares of a Fund which have been registered in a shareholder's name for at least 15 days may be exchanged for shares of any other Fund of the Explorer Institutional FundsSM which are then available for sale. Under the exchange privilege, the Funds offer to exchange their respective shares on the basis of relative net asset value per share.

  In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least $250,000 (unless prior approval has been obtained from the Trust). Shareholders will be able to effect an exchange by telephone by calling a Fund at 1-800-822-3699 prior to 4:00 p.m. Central Standard time and requesting the exchange. The exchange will be processed at the net asset values of the respective Fund next determined after receipt of such request. By utilizing the telephone exchange service, a shareholder authorizes the Trust or ACCESS to act upon the instructions of any person by telephone to exchange shares from any account of a Fund for which such service has been authorized to any identically registered account(s) with any other Fund. The Funds, the Trust, the Distributor and ACCESS employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to exchange shares by telephone to provide, on a recorded line, the name on the account, a social security or tax identification number and such additional information as may be necessary or appropriate. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request. This service may be amended or terminated at any time by ACCESS or the Trust. If a shareholder has certificates for any shares being exchanged, such certificates must be surrendered prior to the exchange in the same manner as in redemption of such shares. See "How to Sell Shares--Telephone Redemptions." Any shares exchanged between a Fund and any of the other Funds will begin earning dividends on the next business day after the exchange is effected. Before effecting an exchange, shareholders in a Fund should obtain and read a current prospectus of the Fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  An exchange between Funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short- or long-term capital gain or loss may be realized.

  The exchange privilege may be modified or terminated at any time, subject to the requirement that the Funds give prominent notice thereof at least 60 days prior to the effective date of the modification or termination in certain circumstances. The Funds reserve the right to limit the number of times a shareholder may exercise the exchange privilege.


                   INSTRUCTIONS REGARDING BACKUP WITHHOLDING


  You may be, or may have been, notified that you are subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), because you have under-reported interest or dividends or you were required to but failed to file a return which would have included a reportable interest or dividend payment. IF YOU HAVE BEEN SO NOTIFIED AND YOU HAVE NOT RECEIVED A SUBSEQUENT NOTICE FROM THE INTERNAL REVENUE SERVICE ADVISING YOU THAT BACKUP WITHHOLDING HAS BEEN TERMINATED, YOU MUST STRIKE OUT THE LANGUAGE ON THIS APPLICATION FORM CERTIFYING THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

  Caution: There are other situations where you may be subject to backup withholding. Please read these instructions carefully.

BACKUP WITHHOLDING

  The Fund must generally withhold 31% of taxable interest, dividend, and certain other payments if you are subject to backup withholding. You are subject to backup withholding if:

          (1) You fail to furnish your taxpayer identification number to the Fund, OR

          (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

        (3) You are notified that you are subject to backup withholding (under section 3406(a)(1)(C) of the Code), OR

          (4) You fail to certify to the Fund that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

  To prevent backup withholding on these payments be sure to notify the Fund of your correct taxpayer identification number and properly certify that you are not subject to backup withholding under section 3406(a)(1)(C) of the Code. You should use this application form for this purpose.

  If you are subject to backup withholding and you strike out the language on this application form certifying that you are not subject to backup withholding, you should nonetheless provide your correct taxpayer identification number to the Fund and certify that it is correct.

TAXPAYER IDENTIFICATION NUMBER

  The taxpayer identification number is the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If you have any questions about what number to provide, contact the Transfer Agent at the address or telephone number set forth at the top of this application form.

  Certain entities and certain payments are exempted from backup withholding. If you think you may be exempt, contact the Transfer Agent at the address or telephone number set forth at the top of this application form.

  If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in place of your number. When you get a number, submit a new application form to the Fund. If you do not provide your taxpayer identification number to the Fund within 60 days, backup withholding will begin and continue until you furnish your taxpayer identification number to the Fund.

  You may be subject to penalties if you fail to furnish your taxpayer identification number, provide false information or falsify information with respect to backup withholding.

'                      REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees and Shareholders of
The Explorer Institutional Trust:

We have audited the accompanying statements of assets and liabilities of The Explorer Institutional Trust (comprising the Active Core Fund and Limited Duration Fund, collectively referred to as the "Funds"), including the portfolios of investments, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from April 23, 1996 (commencement of investment operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Explorer Institutional Trust as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from April 23, 1996 (commencement of investment operations) through December 31, 1996, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Chicago, Illinois
February 10, 1998

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                                     Coupon             Maturity   Market Value
------------------------------------------------------------------------------------------------------------------
        ASSET-BACKED SECURITIES 5.1%
$    75 American Express Credit Account Master Trust.................    6.400 %            04/15/05    $ 75,636
    125 Citibank Credit Card Master Trust............................        *              02/07/03     103,466
     75 Household Affinity Credit Card Master Trust..................    5.600              05/15/02      74,098
                                                                                                      ----------
        TOTAL ASSET-BACKED SECURITIES................................                                    253,200
                                                                                                      ----------
        CORPORATE BONDS 26.2%
        Aerospace/Defense 0.8%
     40 McDonnell Douglas Corp.......................................    6.875              11/01/06      41,469
                                                                                                      ----------
        CONSUMER DISTRIBUTION 3.7%
    100 Wal Mart Stores, Inc.........................................    5.500              03/01/98      99,902
     80 Wal Mart Stores, Inc.........................................    8.625              04/01/01      85,686
                                                                                                      ----------
                                                                                                         185,588
                                                                                                      ----------
        CONSUMER DURABLES 2.1%
    100 Polaroid Corp................................................    6.750              01/15/02     101,029
                                                                                                      ----------
        CONSUMER SERVICES 3.6%
     75 Hertz Corp...................................................    7.000              07/01/04      76,547
    100 Walt Disney Co...............................................    6.750              03/30/06     103,210
                                                                                                      ----------
                                                                                                         179,757
                                                                                                      ----------
        FINANCE 6.7%
    100 American Express Credit Corp.................................    6.500              08/01/00     100,845
    100 Commercial Credit Group, Inc.................................    6.625              11/15/06     101,000
    125 BancOne Corp.................................................    7.000              03/25/02     128,196
                                                                                                      ----------
                                                                                                         330,041
                                                                                                      ----------
        RAW MATERIALS/PROCESSING INDUSTRIES 3.7%
     75 Du Pont (E.I.) de Nemours & Co...............................    6.750              09/01/07      77,604
    100 Union Pacific Resources Group, Inc...........................    7.000              10/15/06     102,728
                                                                                                      ----------
                                                                                                         180,332
                                                                                                      ----------
        TELECOMMUNICATIONS 2.2%
    100 AT&T Corp....................................................    7.750              03/01/07     109,640
                                                                                                      ----------

        UTILITIES 3.4%
     15 Florida Power & Light Co.....................................    7.050              12/01/26      15,043
    100 Pacific Gas & Electric Co....................................    6.250              08/01/03     100,270
     50 Wisconsin Electric Power Co..................................    6.625              11/15/06      51,107
                                                                                                      ----------
                                                                                                         166,420
                                                                                                      ----------
        TOTAL CORPORATE BONDS                                                                          1,294,276
                                                                                                      ----------
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 57.2%
    165 Federal Home Loan Mortgage Corp..............................    5.630              01/10/03     162,674
    142 Federal Home Loan Mortgage Corp. Gold Pool #G00559...........    7.000              10/01/26     142,807
     76 Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
             Pool #G10270............................................    8.500              09/01/09      79,854
     90 Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
             Pool #G10592............................................    6.500              09/01/11      90,034
     26 Federal National Mortgage Association Dwarf 15 Year
             Pool #250589............................................    7.000              06/01/11      26,076
     45 Federal National Mortgage Association Dwarf 15 Year
             Pool #250649............................................    6.500              08/01/11      45,101
    100 Federal National Mortgage Association Medium Term Note.......    5.280              03/01/99      99,426
    270 Federal National Mortgage Association Medium Term Note.......    6.060              06/21/99     270,980
     80 Federal National Mortgage Association Medium Term Note.......    6.800              04/08/02      82,528
    100 Federal National Mortgage Association Medium Term Note.......    6.520              07/11/07     103,246



                                               See Notes to Financial Statements

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description                              Coupon                 Maturity  Market Value
-------------------------------------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$   100 Federal National Mortgage Association PAC.................   7.000 %             10/25/09  $  102,438
    170 Federal National Mortgage Association PAC.................   6.500               04/18/20     171,108
    132 Federal National Mortgage Association Pool #124561........   7.500               11/01/22     134,714
    192 Federal National Mortgage Association Pool #313047........   8.500               12/01/25     200,805
    123 Federal National Mortgage Association Pool #303828........   6.500               04/01/26     121,396
    143 Federal National Mortgage Association Pool #250569........   6.000               05/01/26     137,915
    139 Federal National Mortgage Association Pool #358471........   7.000               10/01/26     140,473
    122 Government National Mortgage Association Platinum
             Pool #780440.........................................   8.500               11/15/17     131,078
     83 Government National Mortgage Association Platinum 15 Year
             Pool #780419.........................................   7.500               12/15/09      86,023
     74 Government National Mortgage Association Pool #780157.....   9.500               08/15/22      80,883
    266 Government National Mortgage Association Pools............   6.500   04/15/26 to 02/15/27     263,081
    150 Tennessee Valley Authority................................   6.375               06/15/05     152,684
                                                                                                   ----------
        TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........................................   2,825,324
                                                                                                   ----------


        UNITED STATES TREASURY OBLIGATIONS 8.7%
    125 United States Treasury Bonds..............................   8.125               08/15/19     156,465
    600 United States Treasury STRIPS (a).........................       *   02/15/07 to 05/15/15     270,588
                                                                                                   ----------
        TOTAL UNITED STATES TREASURY OBLIGATIONS.................................................     427,053
                                                                                                   ----------

TOTAL INVESTMENTS 97.2%
  (Cost $4,646,616)..............................................................................   4,799,853

OTHER ASSETS IN EXCESS OF LIABILITIES 2.8%.......................................................     138,420
                                                                                                   ----------
NET ASSETS 100.0%................................................................................  $4,938,273
                                                                                                   ==========

* Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments. These securities are used by the Fund to manage the portfolio's duration


The following table summarizes the portfolio composition at December 31, 1997, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.


        PORTFOLIO COMPOSITION BY CREDIT QUALITY **

        U.S. Government and Government Agency Obligations......  67.8%
        AAA....................................................   5.2
        AA.....................................................  16.9
        A......................................................   8.0
        BBB....................................................   2.1
                                                                -----
                                                                100.0%
                                                                =====
        ** AS A PERCENTAGE OF LONG-TERM ASSETS

                                               See Notes to Financial Statements

                   EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $4,646,616)..................................    $4,799,853
Cash.................................................................        79,676
Interest Receivable..................................................        51,634
Unamortized Organizational Costs.....................................        31,865
                                                                         ----------
    Total Assets.....................................................     4,963,028
                                                                         ----------
LIABILITIES:
Accrued Expenses.....................................................        14,366
Trustees' Deferred Compensation and Retirement Plans.................         9,311
Income and Capital Gain Distributions Payable........................         1,078
                                                                         ----------
    Total Liabilities................................................        24,755
                                                                         ----------
NET ASSETS...........................................................    $4,938,273
                                                                         ==========
NET ASSETS CONSIST OF:
Capital..............................................................     4,763,330
Net Unrealized Appreciation..........................................       153,237
Accumulated Net Realized Gain........................................        25,304
Accumulated Distributions in Excess of Net Investment Income.........        (3,598)
                                                                         ----------
NET ASSETS...........................................................    $4,938,273
                                                                         ==========
NET ASSET VALUE PER SHARE (Based on net assets of $4,938,273 and
  485,509 shares of beneficial interest issued and outstanding)......    $    10.17
                                                                         ==========



                                         See Note to Financial Statements

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................   $ 412,409
                                                            ---------
EXPENSES:
Shareholder Services.....................................      19,235
Investment Advisory Fee..................................      18,786
Legal....................................................      18,439
Audit....................................................      17,476
Trustees' Fees and Expenses..............................      14,043
Custody..................................................      12,346
Amortization of Organizational Costs.....................      10,484
Accounting...............................................       9,754
Registration and Filing Fees.............................       3,600
Shareholder Reports......................................       1,000
Other....................................................         363
                                                            ---------
  Total Expenses                                              125,526
  Less: Fees Waived and Expenses Reimbursed ($18,786
           and $69,355, respectively)....................      88,141
        Credits Earned on Cash Balances..................      12,346
                                                            ---------
  Net Expenses...........................................      25,039
                                                            ---------
NET INVESTMENT INCOME....................................   $ 387,370
                                                            =========
REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain......................................   $  97,464
                                                            ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period................................      81,464
  End of the Period......................................     153,237
                                                            ---------
Net Unrealized Appreciation During the Period............      71,773
                                                            ---------
NET REALIZED AND UNREALIZED GAIN.........................   $ 169,237
                                                            =========
NET INCREASE IN NET ASSETS FROM OPERATIONS...............   $ 556,607
                                                            =========


                                          See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                     STATEMENT OF CHANGES IN NET ASSETS

      For the Year Ended December 31, 1997 and the Period April 23, 1996
         (Commencement of Investment Operations) to December 31, 1996
--------------------------------------------------------------------------------

                                                                                   Year Ended         Period Ended
                                                                               December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................................      $      387,370      $         208,898
Net Realized Gain..........................................................              97,464                  6,691
Net Unrealized Appreciation During the Period..............................              71,773                 81,464
                                                                                 --------------      -----------------
Change in Net Assets from Operations.......................................             556,607                297,053
                                                                                 --------------      -----------------

Distributions from Net Investment Income...................................            (387,370)              (208,862)
Distributions in Excess of Net Investment Income...........................                 (29)                   -0-
Distributions from Net Realized Gain.......................................             (77,231)                (5,225)
                                                                                 --------------      -----------------
Total Distributions........................................................            (464,630)              (214,087)
                                                                                 --------------      -----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........................              91,977                 82,966
                                                                                 --------------      -----------------

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold..................................................           1,850,000              6,748,576
Net Asset Value of Shares Issued Through Dividend Reinvestment.............             451,896                149,654
Cost of Shares Repurchased.................................................          (3,095,946)            (1,390,850)
                                                                                 --------------      -----------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........................            (794,050)             5,507,380
                                                                                 --------------      -----------------

TOTAL INCREASE/DECREASE IN NET ASSETS......................................            (702,073)             5,590,346

NET ASSETS:
Beginning of the Period....................................................           5,640,346                 50,000
                                                                                 --------------      -----------------

End of the Period (Including accumulated distributions in excess
  of net investment income of $3,598 and $537, respectively)...............      $    4,938,273      $       5,640,346
                                                                                 ==============      =================


                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL ACTIVE CORE FUND


                            FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                               April 23, 1996
                                                                                Year            (Commencement
                                                                                Ended           of Investment
                                                                            December 31,       Operations) to
                                                                                1997        December 31, 1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................................    $    10.085      $        10.000
                                                                             -----------      ---------------
Net Investment Income....................................................          0.626                0.409
Net Realized and Unrealized Gain.........................................          0.249                0.095
                                                                             -----------      ---------------

Total from Investment Operations.........................................          0.875                0.504
                                                                             -----------      ---------------

Less:
  Distributions from and in Excess of Net Investment Income..............          0.626                0.409
  Distributions from Net Realized Gain...................................          0.163                0.010
                                                                             -----------      ---------------
Total Distributions......................................................          0.789                0.419
                                                                             -----------      ---------------

Net Asset Value, End of the Period.......................................    $    10.171      $        10.085
                                                                             ===========      ===============



Total Return *...........................................................           8.93%                5.20%**

Net Assets at End of the Period (In millions)............................           $4.9                 $5.6

Ratio of Expenses to Average Net Assets* (a).............................           0.60%                0.40%

Ratio of Net Investment Income to Average Net Assets*....................           6.19%                5.98%

Portfolio Turnover.......................................................            109%                  84%**

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)..............................           2.01%                1.81%

Ratio of Net Investment Income to Average Net Assets.....................           4.78%                4.57%

** Non-Annualized


(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .20% for the period ended December 31, 1997.



                                              See Notes to Financial Statements

                 EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description                                 Coupon                     Maturity              Market Value
--------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES  2.0%
$   30 American Express Credit Account Master Trust.............   6.400 %                    04/15/05              $     30,254
   125 Citibank Credit Card Master Trust........................       *                      02/07/03                   103,466
    30 Household Affinity Credit Card Master Trust..............   5.600                      05/15/02                    29,639
                                                                                                                    ------------
       TOTAL ASSET-BACKED SECURITIES............................                                                         163,359
                                                                                                                    ------------

       CORPORATE BONDS 11.3%
       CONSUMER DISTRIBUTION 2.4%
   200 Wal-Mart Stores, Inc.....................................   5.500                      03/01/98                   199,804
                                                                                                                    ------------

       FINANCE 4.6%
   150 American Express Credit Corp.............................   6.500                      08/01/00                   151,268
   175 Ford Motor Credit Co.....................................   5.750                      01/25/01                   172,578
    50 Sears Roebuck Acceptance Corp............................   7.000                      06/15/07                    51,765
                                                                                                                    ------------
                                                                                                                         375,611
                                                                                                                    ------------

       RAW MATERIALS/PROCESSING INDUSTRIES 1.8%
   150 Du Pont (E.I.) de Nemours & Co...........................   6.750                      10/15/02                   152,904
                                                                                                                    ------------

       TECHNOLOGY 1.9%
   150 Lucent Technologies, Inc.................................   6.900                      07/15/01                   153,881
                                                                                                                    ------------

       UTILITIEs 0.6%
    50 Pacific Gas & Electric Co................................   6.250                      08/01/03                    50,135
                                                                                                                    ------------

       TOTAL CORPORATE BONDS....................................                                                         932,335
                                                                                                                    ------------

       UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 18.2%
   100 Federal Home Loan Bank...................................   5.905                      12/23/02                    99,980
   500 Federal Home Loan Mortgage Corp..........................   5.630                      01/10/03                   492,950
    44 Federal Home Loan Mortgage Corp. Gold 30 Year Pools......   7.000          10/01/26 to 11/01/27                    44,223
    12 Federal Home Loan Mortgage Corp. Gold Convertible
       15 Year Pool #G10270.....................................   8.500                      09/01/09                    12,026
    26 Federal National Mortgage Association Dwarf 15 Year
       Pool # 250589............................................   7.000                      06/01/11                    26,076
    90 Federal National Mortgage Association Dwarf 15 Year
       Pool # 250649............................................   6.500                      08/01/11                    90,202
    60 Federal National Mortgage Association PAC................   6.500                      04/18/20                    60,391
    49 Federal National Mortgage Association Pool #303828.......   6.500                      04/01/26                    48,558
    22 Federal National Mortgage Association Pool #124561.......   7.500                      11/01/22                    22,452
   100 Federal National Mortgage Association Medium Term Note...   5.280                      03/01/99                    99,426
   150 Federal National Mortgage Association Medium Term Note...   6.060                      06/21/99                   150,545
    30 Federal National Mortgage Association Medium Term Note...   6.800                      04/08/02                    30,948
    12 Government National Mortgage Association Platinum
       15 Year Pool #780419.....................................   7.500                      12/15/09                    12,650
    16 Government National Mortgage Association Platinum
       Pool #780440.............................................   8.500                      11/15/17                    17,361
   290 Tennessee Valley Authority...............................   6.375                      06/15/05                   295,188
                                                                                                                    ------------
       TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........                                                       1,502,976
                                                                                                                    ------------


                                             See Notes to Financial Statements

                 EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997




PAR
AMOUNT
(000)  DESCRIPTION                                           COUPON                          MATURITY               MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
       UNITED STATES TREASURY OBLIGATIONS 49.3%
$  500 United States Treasury Notes ........................  4.750 %                        08/31/98               $    497,110
 1,925 United States Treasury Notes ........................  5.125              02/28/98 to 11/30/98                  1,920,175
   700 United States Treasury Notes ........................  5.875              04/30/98 to 11/30/01                    701,368
   555 United States Treasury Notes ........................  6.000                          08/15/00                    559,074
   275 United States Treasury Notes ........................  6.250                          08/31/00                    278,652
   130 United States Treasury STRIPS (a) ...................      *                          08/15/02                     99,683
                                                                                                                    ------------
       TOTAL UNITED STATES TREASURY OBLIGATIONS .............................................................          4,056,062
                                                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  80.8%
(Cost $6,575,728) ...........................................................................................          6,654,732
                                                                                                                    ------------
SHORT-TERM INVESTMENTS 18.2%
Federal Home Loan Mortgage Corp. Discount Note ($105,000 par, yielding 5.75%, 01/02/98 maturity) ............            104,966
Federal National Mortgage Association Discount Note ($500,000 par, yielding 5.55%, 01/26/98 maturity) .......            496,277
Federal National Mortgage Association Discount Note ($900,000 par, yielding 5.73%, 02/18/98 maturity) .......            896,295
                                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,497,538) ...........................................................................................          1,497,538
TOTAL INVESTMENTS 99.0%
(Cost $8,073,266) ...........................................................................................          8,152,270
OTHER ASSETS IN EXCESS OF LIABILITIES   1.0% ................................................................             79,816
                                                                                                                    ------------

NET ASSETS    100.0% ........................................................................................       $  8,232,086
                                                                                                                    ============

*Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments.
     These securities are used by the Fund to manage the portfolio's duration.


The following table summarizes the portfolio composition at December 31, 1997, based on the higher of the quality ratings issued by Standard & Poor's or Moody's.

         PORTFOLIO COMPOSITION BY CREDIT QUALITY **
         U.S. Government and Government Agency Obligations ....  83.5%
         AAA ..................................................   2.5
         AA ...................................................   5.3
         A ....................................................   8.7
                                                                -----
                                                                100.0%
                                                                =====
         ** AS A PERCENTAGE OF LONG-TERM ASSETS


                                              See Notes to Financial Statements
                                     B-46

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Total Investments (Cost $8,073,266) .................................................  $   8,152,270
  Cash ................................................................................            570
  Interest Receivable .................................................................         88,125
  Unamortized Organizational Expenses .................................................         32,533
                                                                                          ------------
      Total Assets                                                                           8,273,498
                                                                                          ------------
LIABILITIES:
  Accrued Expenses ....................................................................         31,768
  Trustees' Deferred Compensation and Retirement Plans ................................          9,311
  Income and Capital Gains Distributions Payable ......................................            333
                                                                                          ------------
      Total Liabilities ...............................................................         41,412
                                                                                          ------------
NET ASSETS ............................................................................  $   8,232,086
                                                                                          ============
NET ASSETS CONSIST OF:
  Capital .............................................................................  $   8,154,623
  Net Unrealized Appreciation .........................................................         79,004
  Accumulated Distributions in Excess of Net Investment Income ........................         (1,541)
                                                                                          ------------
NET ASSETS ............................................................................  $   8,232,086
                                                                                          ============
Net Asset Value Per Share (Based on net assets of $8,232,086 and 820,195 shares of
beneficial interest issued and outstanding) ...........................................  $       10.04
                                                                                          ============


                                               See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................   $    504,464
                                                               ------------

EXPENSES:
Investment Advisory Fee.....................................         24,651
Legal.......................................................         22,091
Shareholder Services........................................         18,677
Audit.......................................................         17,601
Trustees' Fees and Expenses.................................         14,043
Custody.....................................................         12,978
Amortization of Organizational Costs........................         10,775
Accounting..................................................         10,124
Printing....................................................          5,682
Registration and Filing Fees................................          3,000
Other.......................................................            250
                                                               ------------

  Total Expenses............................................        139,872
  Less:  Fees Waived and Expenses Reimbursed  ($24,651 and
            $69,356, respectively)..........................         94,007
         Credits Earned on Cash Balances....................         12,978
                                                               ------------

  Net Expenses..............................................         32,887
                                                               ------------

NET INVESTMENT INCOME.......................................   $    471,577
                                                               ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................   $     25,119
                                                               ------------

Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         78,132
  End of the Period.........................................         79,004
                                                               ------------

Net Unrealized Appreciation During the Period...............            872
                                                               ------------
NET REALIZED AND UNREALIZED GAIN............................   $     25,991
                                                               ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................   $    497,568
                                                               ============




                                          See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                     STATEMENT OF CHANGES IN NET ASSETS

     For the Year Ended December 31, 1997 and the Period April 23, 1996
        (Commencement of Investment Operations) to December 31, 1996
--------------------------------------------------------------------------------

                                                                       Year Ended       Period Ended
                                                                   December 31, 1997  December 31, 1996
-------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................................    $   471,577        $    327,591
Net Realized Gain/Loss..............................................         25,119             (11,993)
Net Unrealized Appreciation During the Period.......................            872              78,132
                                                                        -----------        ------------

Change in Net Assets from Operations................................        497,568             393,730
                                                                        -----------        ------------
Distributions from Net Investment Income............................       (471,639)           (327,529)
Distributions from Net Realized Gain................................        (14,667)                  0
                                                                        -----------        ------------
Total Distributions.................................................       (486,306)           (327,529)
                                                                        -----------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.................         11,262              66,201
                                                                        -----------        ------------

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold...........................................        705,000          10,323,057
Net Asset Value of Shares Issued Through Dividend Reinvestment......        483,346             305,526
Cost of Shares Repurchased..........................................     (2,720,306)           (992,000)
                                                                        -----------        ------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..................     (1,531,960)          9,636,583
                                                                        -----------        ------------

TOTAL INCREASE/DECREASE IN NET ASSETS...............................     (1,520,698)          9,702,784

NET ASSETS:
Beginning of the Period.............................................      9,752,784              50,000
                                                                        -----------        ------------

End of the Period (Including accumulated undistributed
  net investment income of ($1,541) and $62, respectively...........    $ 8,232,086        $  9,752,784
                                                                        ===========        ============


                                               See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                            FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                                                     April 23, 1996
                                                                                                     (Commencement
                                                                                                     of Investment
                                                                                  Year Ended         Operations) to
                                                                               December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period ......................................  $     10.019       $        10.000
                                                                                 ------------       ---------------
Net Investment Income .........................................................         0.574                  .386
Net Realized and Unrealized Gain ..............................................         0.036                  .019
                                                                                 ------------       ---------------
Total from Investment Operations ..............................................         0.610                  .405

Less:
  Distributions from Net Investment Income ....................................         0.574                  .386
  Distributions from Net Realized Gain ........................................         0.018                   -0-
                                                                                 ------------       ---------------
Total Distributions ...........................................................         0.592                  .386
                                                                                 ------------       ---------------
Net Asset Value, End of the Period ............................................        10.037       $        10.019
                                                                                 ============       ===============

Total Return * ................................................................         6.29%                 4.14%**

Net Assets at End of the Period (In millions) .................................          $8.2                  $9.8

Ratio of Expenses to Average Net Assets* (a) ..................................         0.56%                 0.40%

Ratio of Net Investment Income to Average Net Assets* .........................         5.74%                 5.68%

Portfolio Turnover ............................................................           41%                   16%**

*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a) ...................................         1.86%                 1.40%

Ratio of Net Investment Income to Average Net Assets ..........................         4.59%                 4.68%

** Non-Annualized

(a) The ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .16% for the period ended
    December 31, 1997.
                                               See Notes to Financial Statements

                        THE EXPLORER INSTITUTIONAL TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.

      Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short-and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME -- Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.

D. ORGANIZATIONAL COSTS -- The Funds will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Funds' organization in the amount of $47,718 for Active Core Fund and $48,676 for Limited Duration Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen American Capital Management, Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by VKAC are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

      The following table presents the identified cost of investments at December 31, 1997 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation.

                                  ACTIVE CORE            LIMITED
                                      FUND            DURATION FUND
                                 ---------------    ------------------
Cost of long term and
  short-term investments .......     $4,646,616            $8,073,266
                                 ---------------    ------------------
Aggregate gross
  unrealized appreciation.......        153,505                79,544
Aggregate gross
  unrealized depreciation ......            268                   540
                                 ---------------    ------------------
Net unrealized
  appreciation .................       $153,237               $79,004
                                 ===============    ==================

F. DISTRIBUTION OF INCOME AND GAINS -- Each Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes causing book basis distributions in excess of net investment income for a particular period. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgaged backed obligations totaling $3,032 for Active Core Fund and $1,541 for Limited

                      THE EXPLORER INSTITUTIONAL TRUST

                              December 31, 1997
--------------------------------------------------------------------------------


Duration Fund have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

      For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during their taxable year ended December 31, 1997. Active Core Fund designated $19,775 as a 28% rate capital gain distribution and $2,800 as a 20% rate capital gain distribution. Limited Duration Fund designated $126 as a 28% rate capital gain distribution and $8,495 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January, 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

G. EXPENSE REDUCTIONS -- During the year ended December 31, 1997, the custody fees for Active Core Fund and Limited Duration Fund were reduced by $12,346 and $12,978, respectively, as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of each of the Fund's Investment Advisory Agreements, the Adviser will provide investment advice and facilities to the Funds for an annual fee payable monthly as follows:

               AVERAGE NET ASSETS             % PER ANNUM
---------------------------------         ---------------
First $1 billion ..........................   .300 of 1%
Over $1 billion ...........................   .250 of 1%

      VKAC has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to VKAC without causing that funds' expense ratio to exceed 0.40%, that fund may be required to reimburse VKAC for fees waived and/or expenses assumed within the previous four years. Therefore, these expense subsidies totaling $88,141 and $94,007 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.

      For the year ended December 31, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $600 and $500, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by VKAC.

      For the year ended December 31, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $9,800 and $10,100, respectively, representing VKAC's cost of providing accounting services to the Funds. These services are provided by VKAC at cost. All of this expense has been assumed by VKAC.

      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the year ended December 31, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $17,500 each, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

      Certain officers and trustees of the Funds are also officers and directors of VKAC. The Funds do not compensate their officers or trustees who are officers of VKAC.

      The Funds provides deferred compensation and retirement plans for their trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Funds. The maximum annual benefit per trustee under the plan is equal to the trustee's annual retainer, which is currently $2,500. Due to the size of the Funds, the trustees are currently waiving their retainer fee.

      At December 31, 1997, VKAC owned 5,000 shares of each of the Funds.

3.  CAPITAL TRANSACTIONS

There are an unlimited number of shares of beneficial interest of each Fund without par value authorized.

      For the year ended December 31, 1997, transactions in common shares were as follows:

                                    ACTIVE           LIMITED
                                   CORE FUND      DURATION FUND
                                 --------------  -----------------
Beginning Shares ...............       559,271            973,451
Shares Sold ....................       183,711             70,461
Shares Issued through
  Dividend Reinvestment ........        44,685             48,307
Shares Repurchased .............      (302,158)          (272,024)
                                 =============   ================
Ending Shares ..................       485,509            820,195
                                 =============   ================
Capital at 12/31/97 ............    $4,763,330         $8,154,623
                                 =============   ================

                      THE EXPLORER INSTITUTIONAL TRUST

                              December 31, 1997
--------------------------------------------------------------------------------

For the period ended December 31, 1996, transactions in common shares were as follows:


                                    ACTIVE           LIMITED
                                   CORE FUND      DURATION FUND
                                 --------------  -----------------
Beginning Shares ..............          5,000              5,000
Shares Sold ...................        680,125          1,037,883
Shares Issued through
  Dividend Reinvestment .......         14,916             30,568
Shares Repurchased ............       (140,770)          (100,000)
                                 -------------   ----------------
Ending Shares .................        559,271            973,451
                                 =============   ================
Capital at 12/31/96 ...........     $5,557,380         $9,686,583
                                 =============   ================

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $6,428,852 and $7,269,582 for Active Core Fund and $3,074,911 and $5,398,346 for Limited Duration Fund.

5. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

      A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

                                                          INDIVIDUAL APPLICATION
--------------------------------------------------------------------------------

1   ACCOUNT REGISTRATION

      INITIAL INVESTMENT($500,000 Minimum)                          Mail Application to:
      Wire instructions will be supplied upon receipt of            Edward Treichel, Sr., VP
      application                                                   EXPLORER INSTITUTIONAL FUNDS(SM)
      Explorer Institutional Active Core Fund  Amount: $_________   Institutional Asset Management
      Explorer Institutional Limited Duration Fund Amount: $_____   4th Floor
                                                                    One Parkview Plaza
                                                                    Oakbrook Terrace, IL 60181
                                                                    Phone # 1-800-822-3699
--------------------------------------------------------------------------------

    A. INDIVIDUAL OR JOINT TENANTS                  SOCIAL SECURITY NUMBER

---------------------------------                 -------------------------------
FIRST  MIDDLE  LAST                                 Registration will be "Joint
                                                    Tenants with Right of
                                                    Survivorship" unless
---------------------------------                   otherwise specified here:
FIRST  MIDDLE LAST

    B. ADDRESS

---------------------------------------           ------------------------------
    STREET OR P.O. BOX                              TELEPHONE (DURING THE DAY)

---------------------------------------           ------------------------------
CITY      STATE     ZIP CODE                        CITIZEN OF

--------------------------------------------------------------------------------

2   DISTRIBUTIONS All distributions are reinvested in shares of the Fund unless you elect otherwise.
    [ ] Payment Order. Dividends and redemptions should be wired to the following bank rather than the registered owner.

      ------------------------------------------------------------       ------------------------------------
      BANK NAME                                                                     ACCOUNT NUMBER
      ------------------------------------------------------------

      ------------------------------------------------------------
      ADDRESS
      ------------------------------------------------------------
      CITY                   STATE                   ZIP CODE
--------------------------------------------------------------------------------

3 AUTOMATED ACCOUNT SERVICES (This section must be completed or redemption requests can only be accepted in writing)

    A. EXPEDITED TELEPHONE REDEMPTIONS

    [ ] I authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my account to wire the proceeds of redemptions to my commercial bank account as follows. I understand, as set forth in the prospectus, that shareholders bear the risk of loss with respect to fraudulent telephone redemptions (subject to the terms and conditions set forth in the prospectus).
        Wires: Minimum $ ______________.

    B. AUTOMATED DIVIDEND PROGRAMS

      I authorize the Fund to:

    [ ] Deposit distributions from my Fund Account into the bank account indicated (subject to the terms and conditions outlined in the
        Prospectus). NOTE: IF NAME OF BANK ACCOUNT IS OTHER THAN THE
        REGISTRATION OWNER OF THE FUND ACCOUNT, THE SIGNATURE GUARANTEE IN #4
        MUST BE COMPLETED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4   SIGNATURE AND BACKUP WITHHOLDING CERTIFICATE

    I certify that I am of legal age and have received and read the Fund's current prospectus. Under penalty of perjury, I certify that (1) the number shown on this application form is the correct taxpayer identification number and (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                                                      Signature Guarantee (if required)
      ---------------------------------------    -------------------  ------------------------------------------------
      SIGNATURE                                  DATE
                                                                      ------------------------------------------------
      ---------------------------------------    -------------------
      JOINT OWNER                                DATE


    You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------

5   COMPLETED BY ACCOUNT EXECUTIVE

      -----------------------------------------------------       ---------------------------------
      NAME OF VAN KAMPEN AMERICAN CAPITAL ACCOUNT EXECUTIVE       TELEPHONE

      -----------------------------------------------------
      OFFICE LOCATION
                                                                                  VKAC Account Number/Date
                                                                      ------------------------------------------------

                                                                      ------------------------------------------------


                                                                                                  INSTITUTIONAL APPLICATION
    =======================================================================================================================

1   ACCOUNT REGISTRATION
                                                                                       Mail Application to:
                                                                                       Edward Treichel, Sr., VP
                                                                                       EXPLORER INSTITUTIONAL FUNDS(SM)
                                                                                       Institutional Asset Management
    INITIAL INVESTMENT($500,000 Minimum)                                               4th Floor
    Wire instructions will be supplied upon receipt of application                     One Parkview Plaza
    Explorer Institutional Active Core Fund (7481)       Amount: $________________     Oakbrook Terrace, IL 60181
    Explorer Institutional Limited Duration Fund (7482)  Amount: $________________     Phone # 1-800-822-3699

    -----------------------------------------------------------------------------------------------------------------------
    A. CORPORATION, ORGANIZATION, PARTNERSHIP, FIDUCIARY, TRUST, ETC.

    ______________________________________________________________________________     ____________________________________
    NAME                                                                               TAX IDENTIFICATION NUMBER

    ______________________________________________________________________________     ____________________________________
    NAME(S) OF TRUSTEES/BENEFICIARY(IES) TO BE INCLUDED IN REGISTRATION                DATE OF TRUST AGREEMENT

    =======================================================================================================================

2   DISTRIBUTIONS All distributions are reinvested in shares of the Fund unless you elect otherwise.
    [ ] Payment Order. Dividends and redemptions should be wired to the following bank rather than the registered owner.

    ______________________________________________________________________________     ____________________________________
    BANK NAME                                                                                   ACCOUNT NUMBER
    ______________________________________________________________________________
    ADDRESS
    ______________________________________________________________________________
    CITY                       STATE                   ZIP CODE

    =======================================================================================================================

3   AUTOMATED ACCOUNT SERVICES (This section must be completed or redemption requests can only be accepted in writing)

    A. EXPEDITED TELEPHONE REDEMPTIONS

    [ ] I authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my account to wire the proceeds of redemptions to my commercial bank account as follows. I understand, as set forth in the prospectus, that shareholders bear the risk of loss with respect to fraudulent telephone redemptions
        (subject to the terms and conditions set forth in the prospectus).
         Wires: minimum $____________.

    B. AUTOMATED DIVIDEND PROGRAMS

       I authorize the Fund to:

    [ ] Deposit distributions from my Fund Account into the bank account indicated (subject to the terms and conditions outlined in the Prospectus). NOTE: IF NAME OF BANK ACCOUNT IS OTHER THAN THE REGISTERED OWNER OF THE FUND ACCOUNT,
        THE SIGNATURE GUARANTEE IN #4 MUST BE COMPLETED.
    =======================================================================================================================


--------------------------------------------------------------------------------

4   SIGNATURE AND BACKUP WITHHOLDING CERTIFICATE

    I certify that I am of legal age and have received and read the Fund's current prospectus. Under penalty of perjury, I certify that (1) the number shown on this application form is the correct taxpayer identification number and (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                                                      Signature Guarantee (if required)
      ---------------------------------------    -------------------  ------------------------------------------------
      SIGNATURE                                  DATE
                                                                      ------------------------------------------------
      ---------------------------------------    -------------------
      JOINT OWNER                                DATE


    You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------

5   COMPLETED BY ACCOUNT EXECUTIVE

      -----------------------------------------------------       ---------------------------------
      NAME OF VAN KAMPEN AMERICAN CAPITAL ACCOUNT EXECUTIVE       TELEPHONE

      -----------------------------------------------------
      OFFICE LOCATION
                                                                                  VKAC Account Number/Date
                                                                      ------------------------------------------------

                                                                      ------------------------------------------------

--------------------------------------------------------------------------------

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


    (A) FINANCIAL STATEMENTS:

        Included in the Prospectus:
              Financial Highlights
        Included in Statement of Additional Information:
              Report of Independent Accountants
              Financial Statements
              Notes to Financial Statements

     (B) EXHIBITS:

           (1) (a)   Agreement and Declaration of Trust(1)
               (b)   Form of Amendment to the Agreement and Declaration of Trust(2)
               (c)   Amended Certificate of Designation -- Active Core Fund(3)
               (d)   Amended Certificate of Designation -- Limited Duration Fund(3)
           (2)       By-Laws of the Registrant(1)
           (4)       Form of Specimen of Share Certificate
               (a)   Active Core Fund(1)
               (b)   Limited Duration Fund(1)
           (5)       Investment Advisory Agreement
               (a)   Active Core Fund+
               (b)   Limited Duration Fund+
           (6)       Distribution Agreement
               (a)   Active Core Fund+
               (b)   Limited Duration Fund+
           (8) (a)   Custodian Contract(4)
               (b)   Transfer Agency and Service Agreement+
           (9) (a)   Fund Accounting Agreement(5)
               (b)   Amended and Restated Legal Services Agreement+
          (10)       Opinion and Consent of Skadden, Arps, Meagher & Flom (Illinois)(2)
               (a)   Active Core Fund(1)
               (b)   Limited Duration Fund(1)
          (11)       Consent of KPMG Peat Marwick LLP+
          (13)       Form of Letter Agreement(1)
          (14) (a)   Copy of Proposed Model Simplified Employee Pension Plan(1)
               (b)   Copy of Proposed Model Individual Retirement Account Plan(1)
               (c)     (i)  Copy of Proposed Profit-Sharing Adoption Agreement for
                            Prototype Paired Defined Contribution Plan(1)
                      (ii)  Copy of Proposed Money Purchase Pension Adoption Agreement
                            for Prototype Paired Defined Contribution Plan(1)
          (16)       Schedule for Computation of Performance Quotations+
          (17) (a)   Investment Companies for which Van Kampen American Capital
                     Distributors, Inc. acts as principal underwriter or depositor(4)
               (b)   List of Officers and Directors of Van Kampen American Capital
                     Distributors, Inc.(4)
          (24)       Power of Attorney(2)
          (27)       Financial Data Schedules+


-------------------------

(1) Incorporated by reference to the Trust's Registration Statement on Form N-1A, File No. 33-84942, filed on October 11, 1994.

(2) Incorporated by reference to the Trust's Registration Statement on Form N-1A, File No. 33-84942, filed on November 13, 1995.


(3) Incorporated by reference to the Trust's Registration Statement Post-Effective Amendment No. 1 on Form N-1A, File No. 33-84942, filed on April 28, 1997.

(4) Incorporated by reference to Van Kampen American Capital Growth and Income Fund Registration Statement Post-Effective Amendment No. 25 on Form N-1A, File No. 2-21657 filed on March 27, 1998.



(5) Incorporated by reference to Van Kampen American Capital Comstock Fund Registration Post-Effective Amendment No. 50 on Form N-1A, File No. 2-27778 filed on April 27, 1998.


 + Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

     Please refer to the section of the Statement of Additional Information captioned "Trustees and Officers."

ITEM 26. NUMBER OF HOLDERS OF SECURITIES:


     As of April 3, 1998:


                                                      (2)
                       (1)                           NUMBER
                                                       OF
                                                     RECORD
                                                    HOLDERS
                  TITLE OF CLASS                    -------
Shares of Beneficial Interest no par value
  Active Core Fund................................     5
  Limited Duration Fund...........................     3

ITEM 27. INDEMNIFICATION:

     Reference is made to Article 8 Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8 Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers or trustees protecting such person from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met; (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     See "How the Funds Are Managed" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen American Capital Management, Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc. which acts as a principal underwriter for the investment companies and the unit investment trusts set forth in Exhibit (17)(a) hereto.

     (b) Van Kampen American Capital Distributors, Inc., the only principal underwriter for Registrant, is an affiliated person of an affiliated person of the Fund. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the officers thereof are set forth in Exhibit (17)(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, or at ACCESS Investors Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153 or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by Van Kampen American Capital Distributors, Inc., the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES:

     Not applicable.

ITEM 32. UNDERTAKINGS:

     (a) Not applicable.


     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.



     (c) Registrant has undertaken that if it does not hold annual meetings it will abide by Section 16(c) of the 1940 Act which provides certain rights to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE EXPLORER INSTITUTIONAL TRUST, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace, and the State of Illinois, on April 28, 1998.

                                          THE EXPLORER INSTITUTIONAL TRUST

                                       By:             /S/ RONALD A. NYBERG
                                          --------------------------------------
                                                      Ronald A. Nyberg
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on April 28, 1997 by the following persons in the capacities indicated:


                      SIGNATURE                                             TITLE
                      ---------                                             -----
               Chief Executive Officer
               /s/ DENNIS J. MCDONNELL*                 Chairman of the Board, President Chief
------------------------------------------------------  Executive Officer and Trustee
                 Dennis J. McDonnell

        Chief Financial and Accounting Officer

                 /s/ EDWARD C. WOOD*                    Vice President, Treasurer and Chief Financial
------------------------------------------------------  Officer
                    Edward C. Wood

                       Trustees

                  /s/ DAVID C. ARCH*                    Trustee
------------------------------------------------------
                    David C. Arch

                  /s/ ROD DAMMEYER*                     Trustee
------------------------------------------------------
                     Rod Dammeyer

                  /s/ HOWARD J KERR*                    Trustee
------------------------------------------------------
                    Howard J Kerr

                                                        Trustee
------------------------------------------------------
                    Steven Muller

                /s/ THEODORE A. MYERS*                  Trustee
------------------------------------------------------
                  Theodore A. Myers

                /s/ HUGO SONNENSCHEIN*                  Trustee
------------------------------------------------------
                  Hugo Sonnenschein

                 /s/ WAYNE W. WHALEN*                   Trustee
------------------------------------------------------
                   Wayne W. Whalen


* Signed by Ronald A. Nyberg pursuant to power of attorney, as previously filed.


                 /s/ RONALD A. NYBERG                                                  April 28, 1998
------------------------------------------------------
                   Ronald A. Nyberg
                   Attorney-in-fact

                        THE EXPLORER INSTITUTIONAL TRUST


           SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 2 TO

        FORM N-1A SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON

                                 APRIL 30, 1998



    EXHIBIT
    NUMBER                               EXHIBIT
    -------                              -------

     (5)(a)    Investment Advisory Agreement -- Active Core Fund
        (b)    Investment Advisory Agreement -- Limited Duration Fund
     (6)(a)    Distribution Agreement -- Active Core Fund
        (b)    Distribution Agreement -- Limited Duration Fund
     (8)(b)    Transfer Agency and Service Agreement
     (9)(b)    Amended and Restated Legal Services Agreement
    (11)       Consent of KPMG Peat Marwick LLP
    (16)       Schedule of Computation of Performance Quotations
    (27)       Financial Data Schedules